UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21910
 Claymore Exchange-Traded Fund Trust 2
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2016 - May 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

GUGGENHEIM

5.31.17

Guggenheim Funds Annual Report

Guggenheim Exchange-Traded Funds

GuggenheimInvestments.com ETF-002-AR-0517

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	13

Performance Report and Fund Profile	14

Fees and Expenses	25

Schedules of Investments	27

Statements of Assets and Liabilities	47

Statements of Operations	49

Statements of Changes in Net Assets	51

Financial Highlights	55

Notes to Financial Statements	62

Report of Independent Registered Public
Accounting Firm	70

Other Information	71

Approval of Advisory Agreements – Claymore
Exchange-Traded Fund Trust 2	72

Information on Board of Trustees and Officers	77

Trust Information	81

Guggenheim Investments Privacy Policies	82

About the Trust Adviser	Back Cover

(Unaudited)	May 31, 2017

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the 12 months ended May 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report, we offer ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 30, 2017

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2017

The period was marked by significant events in the political sphere, both in the U.S. and globally. Late last June, Britain’s vote to depart the European Union shocked world markets, distressing the many market participants who had positioned themselves for the opposite outcome. The result was a sharp, but brief market sell off at the end of the second quarter of 2016.

With the election of Donald Trump, the market began anticipating that reduced regulation and fiscal stimulus would lead to stronger economic growth in the U.S. and globally. With the potential to finance some of this stimulus increased Treasury issuance, nominal interest rates climbed higher by the end of 2016.

By spring 2017, markets were reassessing their optimistic economic outlooks after not seeing much progress on the legislative front. This helped bond prices to stabilize and the yield curve to flatten. With the rate rise in June and the U.S. Federal Reserve’s (the “Fed”) announcement about reducing the size of its balance sheet, after the period ended, investors may see increased Treasury market volatility through the rest of the year.

Still, the global macroeconomic environment remains positive. China has stabilized, Europe is recovering, corporate earnings in the United States are rising, confidence measures are strong, and a U.S. recession appears unlikely before 2019. However, tracking estimates for first-quarter real Gross Domestic Product (“GDP”) growth gradually fell throughout the quarter despite strong gains in consumer and business sentiment since the election. GDP increased at an annual rate of 1.4% in the first quarter of 2017. The prospects for quarterly U.S. GDP growth are better going forward, and we expect a bounce back in the second quarter.

Our medium-term growth outlook has dimmed marginally as a result of the minimal progress seen to date on the Trump administration’s fiscal policy initiatives. The ongoing struggle to create a healthcare bill has sapped early legislative momentum, and tax reform shows that work still needs to be done to put the agenda into effect in a timely manner—meaning markets may come to realize that the Trump rally may be long on promise and short on delivery.

With the Fed set to continue raising interest rates—possibly at a faster pace than that the market is pricing in—the shape of the yield curve going forward will remain a major theme in many portfolios. In addition to another potential rate hike this year, the Fed may raise rates three to four more times in 2018. The Fed’s strategy to reduce its balance sheet could pressure yields higher in the short end and belly of the curve, which is where most of the new Treasury issuance is likely to come. At the long end, rates are likely to stay low for some time. Recall that the last time the 10-year Treasury note traded below 3%, it lasted nearly 22 years (June 1934 through March 1956.)

By many measures, the stock and bond markets have rarely been more expensive and more stable than in the second quarter of 2017. High-yield bonds were trading near their narrowest-ever spreads relative to Treasuries in May 2017. At the same time, U.S. stock market indexes are continuing to reach new highs while the Chicago Board Options Exchange Volatility Index (VIX), which measures option-implied S&P 500 volatility, is near its lowest level since 1993. The amount of complacency built into the markets argues for caution.

For the 12 months ended May 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 17.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 16.44%. The return of the MSCI Emerging Markets Index* was 27.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.58% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 13.58%. The return of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index* was 0.40% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	May 31, 2017

*Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Bloomberg Barclays 1-3 month U.S. Treasury Bill Index tracks the performance of the U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets. The MSCI World Index (Net) is calculated with net dividends reinvested.

The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management, or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management, or the upstream supply chain of forests and timberlands.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg Barclays industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2017

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX Canadian High Income Energy Index (the “Index”). The Index includes the constituent stocks of the S&P/TSX Composite Index that are classified as energy companies, according to the Global Industry Classification Standard (“GICS”), and that also meet specific yield requirements.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited–whether based on net asset value (“NAV”) or market price–assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of -0.01%, which included a decrease in market price over the period to $8.09 on May 31, 2017, from $8.33 on May 31, 2016. On an NAV basis, the Fund generated a total return of 0.36%, which included a decrease in NAV over the period to $8.14 on May 31, 2017, from $8.35 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For underlying index and broad Canadian equity market comparison purposes, the underlying Index returned 1.66%, and the S&P/TSX Composite Index returned 8.82% for the 12-month period ended May 31, 2017.

The Fund made the following quarterly distributions per share during the annual period ended May 31, 2017, which were characterized as ordinary income.

Month	Distribution per Share
June 2016	$0.0693
September	$0.0658
December	$0.0742
March 2017	$0.0463
Total	$0.2556

Performance Attribution
Since nearly all of the Fund’s portfolio is invested in the energy sector, the return of this sector was the major source of the Fund’s positive NAV return for the 12-month period ended May 31, 2017.

Positions that contributed the most to return included Veresen, Inc., Alberta-based energy infrastructure company involved in pipelines, natural gas and power generation; Suncor Energy, Inc., a Canadian integrated energy company that specializes in production of synthetic crude from oil sands; and TransCanada Corp., network of natural gas and crude oil pipelines, along with wind, solar and nuclear power facilities (6.1%, 5.4%, and 5.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most included Crescent Point Energy Corp., an oil and gas company based in Calgary, Alberta; Peyto Exploration & Development Corp., an explorer and producer of unconventional natural gas in Alberta’s Deep Basin; and ARC Resources Ltd., a Canadian oil and gas producer (4.3%, 4.3%, and 4.6%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2017

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management, and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong, and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 36.26%, which included an increase in market price over the period to $25.14 on May 31, 2017, from $18.83 on May 31, 2016. On an NAV basis, the Fund generated a total return of 34.94%, which included an increase in NAV over the period to $25.02 on May 31, 2017, from $18.92 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For underlying index and market comparison purposes, the Index returned 35.92% and the MSCI China Index returned 30.60% for the 12-month period ended May 31, 2017.

The Fund made a distribution of $0.4027 per share on December 30, 2016, which was characterized as ordinary income.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate sector. For the 12-month period ended May 31, 2017, that sector contributed the most to return.

Positions that contributed the most to the Fund’s return included Country Garden Holdings Co. Ltd., a property development company based in Guangdong Province; China Wharf Holdings Ltd., which operates businesses in property investment and development, and communications, media, and entertainment; and China Evergrande Group, a property developer in Guangdong that sell apartments to upper- and middle-income dwellers (5.5%, 5.1%, and 3.9%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included China Logistics Property Holdings Co. Ltd., which constructs warehouses and provides leasing services to logistic firms (0.4% of the Fund’s long-term investments at period end); Swire Pacific Ltd.—Class A, a London-based conglomerate that operates in the property development, aviation, beverage, and marine services industries (3.1% of the Fund’s long-term investments at period end); and China New City Commercial Development Ltd., a commercial property developer, owner, and operator with a focus on developing integrated commercial complexes in sub-city centers of second-tier cities in the Yangtze River Delta Region (not held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2017

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly traded mainland China-based small-capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 17.13%, which included an increase in market price over the period to $24.97 on May 31, 2017, from $22.04 on May 31, 2016. On an NAV basis, the Fund generated a total return of 18.05%, which included an increase in NAV over the period to $25.20 on May 31, 2017, from $22.06 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For underlying index and broad market comparison purposes, the Index returned 18.72% and the MSCI China Index returned 30.60% for the 12-month period ended May 31, 2017.

The Fund made a distribution of $0.7553 per share on December 30, 2016, which was characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2017, the real estate sector was the largest contributor to the Fund’s return, followed by the materials sector. The consumer staples sector was the only detractor from return; the telecommunications services sector contributed least.

Positions that contributed the most to the Fund’s return included Sunac China Holdings Ltd., which focuses on large-scale property developments in Tianjin and other cities; China Lodging Group Ltd. ADR, a leading hotel operator and franchisor in China under 12 brand names; and Kingboard Chemical Holdings Ltd., a laminate manufacturer (1.3%, 1.1%, and 1.1%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included 58.com, Inc. ADR—Class A, which operates the largest online marketplace serving local merchants and consumers in China; Tech Pro Technology Development Ltd., an investment holding company principally engaged in the manufacture and sale of Light Emitting Diode (LED) lighting products and accessories; and China Huishan Dairy Holdings Co. Ltd., a dairy farm operator (none held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the BNY Mellon New Frontier Index (the “Index”).

The Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and local securities of certain countries that are represented in the Index. The Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange (“LSE”), and ordinary share classes of equity securities listed on exchanges in Frontier Market countries (as defined below).

The Bank of New York Mellon, the Fund’s Index provider (“BNY Mellon” or the “Index Provider”), categorizes countries as “Frontier Market” based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure, and social inequalities. These countries currently are: Argentina*, Bahrain*, Bangladesh*, Bulgaria, Croatia, Cyprus, Jordan*, Kazakhstan*, Kenya, Kuwait, Latvia, Lithuania, Morocco, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka*, Tunisia*, Vietnam and Zambia (* denotes that such country must have an eligible class in a developed or emerging market).

The universe of potential Index constituents includes all liquid ADRs, GDRs, and ordinary shares which meet certain criteria with respect to trading volume and market capitalization. Potential Index constituents include securities with free-float market capitalizations greater than $250 million, which may include securities of all categories of market capitalizations, as defined by the Index Provider. The Fund also may invest directly in other exchange-traded funds (“ETFs”) that provide exposure to securities similar to those securities in which the Fund may directly invest.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 26.20%, which included an increase in market price over the period to $13.74 on May 31, 2017, from $11.33 on May 31, 2016. On an NAV basis, the Fund generated a total return of 24.72%, which included an increase in NAV over the period to $13.76 on May 31, 2017, from $11.48 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The Index returned 27.30% and the MSCI Emerging Markets Index returned 27.41% for the 12-month period ended May 31, 2017.

The Fund made a distribution of $0.4702 per share on December 30, 2016, which was characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2017, the financials sector was the largest contributor to return, followed by the industrials sector. The consumer staples sector was the only detractor from return; the health care sector contributed least.

Positions that contributed the most to the Fund’s return included MercadoLibre, Inc. an Argentine online marketplace dedicated to e-commerce and online auctions; Copa Holdings, S.A.—Class A, which provides international airline passenger and cargo service; and KAZ Minerals Plc, a copper company focused on large scale, low cost open pit mining in Kazakhstan (6.3%, 4.9%, and 2.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Nigerian Breweries Plc, a large brewing company that serves the Nigerian market and exports to other parts of West Africa (2.8% of the Fund’s long-term investments at period end); Zenith Bank Plc, a Nigerian multinational financial services provider (not held in the Fund’s portfolio at period end); and Equity Bank Ltd., is a financial services provider headquartered in Nairobi, Kenya (not held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 18.69%, which included an increase in market price over the period to $16.79 on May 31, 2017, from $14.66 on May 31, 2016. On an NAV basis, the Fund generated a total return of 18.09%, which included an increase in NAV over the period to $16.81 on May 31, 2017, from $14.75 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For underlying index and broad market comparison purposes, the Index returned 18.36% and the MSCI EAFE Index returned 16.44% for the 12-month period ended May 31, 2017.

The Fund made the following quarterly distributions per share during the annual period ended May 31, 2017, which were characterized as ordinary income.

Month	Distribution per Share
June 2016	$0.1289
September	$0.1390
December	$0.1380
March 2017	$0.1372
Total	$0.5431

Performance Attribution
For the 12-month period ended May 31, 2017, the financials sector was the largest contributor to return, followed by the industrials sector. The energy sector was the only detractor from return.

Positions that contributed the most to the Fund’s return included Qiwi Plc ADR—Class B, a provider of payment services in Russia and the CIS; Man Wah Holdings Ltd., a Chinese furniture and bedding manufacturer; and Braskem S.A. Preferred ADR—Class A, a Brazilian petrochemical company (2.3%, 2.0%, and 1.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Crescent Point Energy Corp., an oil and gas company based in Calgary, Alberta, Canada (0.6% of the Fund’s long-term investments at period end); PLDT, Inc. ADR, the largest telecommunications and digital services company in the Philippines (not held in the Fund’s portfolio at period end); and DRDGOLD Ltd. ADR, a South African gold producer (0.6% of the Fund’s long-term investments at period end).

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CUT Guggenheim MSCI Global Timber ETF

Fund Overview
The Guggenheim MSCI Global Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MSCI ACWI IMI Timber Select Capped Index (the “Index”).

The MSCI ACWI IMI Timber Select Capped Index is designed to measure the performance of securities that are engaged in the ownership and management of forests and timberlands and production of finished products which use timber as raw material. These companies include companies that produce forest products, paper products and paper packaging products, and real estate investment trusts (“REITs”) that own and/or manage timberland. Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 19.09%, which included an increase in market price over the period to $27.52 on May 31, 2017, from $23.59 on May 31, 2016. On an NAV basis, the Fund generated a total return of 19.09%, which included an increase in NAV over the period to $27.57 on May 31, 2017, from $23.63 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The MSCI ACWI IMI Timber Select Capped Index returned 19.23% for the 12-month period ended May 31, 2017. The S&P Global Timber and Forestry Index returned 26.94%; and the MSCI World Index returned 16.42%. The STOXX® Europe TMI (Total Market Index) Forestry & Paper Index returned 42.58%. It is a market-capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI.

The Fund made a distribution of $0.5152 per share on December 30, 2016, which was characterized as ordinary income.

Performance Attribution
Most of the Fund’s portfolio is invested in the materials sector, and it was the major contributor to the Fund’s return for the 12-month period ended May 31, 2017. The Fund also has positions in the financials sector, which contributed to return for the period.

Positions that contributed the most to the Fund’s return included UPM-Kymmene Oyj, a Finnish forest industry company; WestRock Co., an American corrugated packaging company; and Packaging Corporation of America, a manufacturer of containerboard and corrugated packaging (5.1%, 5.0%, and 4.9%, respectively, of the Fund’s long-term investments at period end).

Positions detracting the most from the Fund’s return included Bemis Company, Inc., global manufacturer of flexible packaging products and pressure-sensitive materials; Huhtamaki Oyj, a Finnish global food packaging concern; and Stella-Jones, Inc., a North American manufacturer of pressure treated wood products (2.1%, 1.8%, and 0.8%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2017

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts(“GDRs”), and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2017.

On a market price basis, the Fund generated a total return of 1.79%, which included a decrease in market price over the period to $11.49 on May 31, 2017, from $12.00 on May 31, 2016. On an NAV basis, the Fund generated a total return of 1.83%, which included a decrease in NAV over the period to $11.50 on May 31, 2017, from $12.01 on May 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For underlying index and broad market comparison purposes, the Index returned 0.76% and the MSCI World Index returned 16.42% for the 12-month period ended May 31, 2017.

The Fund made the following quarterly distributions per share during the annual period ended May 31, 2017, which were characterized as ordinary income.

Month	Distribution per Share
June 2016	$0.3503
September	$0.1603
December	$0.1059
March 2017	$0.0810
Total	$0.6975

Performance Attribution
Most of the Fund’s portfolio is invested in the energy and the industrials sectors; the industrials sector contributed to return, while the energy sector detracted.

Positions that contributed most to the Fund’s return included A.P. Moller-Maersk AS—Class B, a Danish business conglomerate with activities in the transport & logistics and energy sectors; Kawasaki Kisen Kaisha Ltd., an integrated logistics company known as the “K” Line; and Golar LNG Partners LP, which owns and operates floating storage and regasification units and LNG carriers (24.0%, 6.3%, and 3.6%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Nordic American Tankers Ltd., which owns 33 crude oil tankers; Seaspan Corp., an independent owner and manager of containerships; and Teekay Offshore Partners LP, an international provider of marine transportation, oil production, storage, long-distance towing and other services to the oil industry (2.7%, 2.0%, and 1.6%, respectively, of the Fund’s long-term investments at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

RISKS AND OTHER CONSIDERATIONS (Unaudited)	May 31, 2017

The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small- and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk: Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (excluding CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or “emerging markets” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI, TAO and CUT): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging markets countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging markets countries are magnified in frontier countries.

As of the date of this report, a significant percentage of the BNY Mellon New Frontier Index is comprised of securities of companies from Kuwait, Morocco and Pakistan. To the extent that the Index is focused on securities of any one country, including Kuwait, Morocco or Pakistan, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	May 31, 2017

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$8.09
Net Asset Value	$8.14
Discount to NAV	-0.61%
Net Assets ($000)	$24,596

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED May 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/03/07)
Guggenheim Canadian
Energy Income ETF
NAV	0.36%	-18.20%	-8.53%	-7.45%
Market	-0.01%	-18.50%	-8.51%	-7.51%
Sustainable Canadian
Energy Income
Index S&P/TSX/
Canadian High
Income Energy
Index	1.66%	-17.37%	-8.09%[1]	-6.41%[1]
S&P/TSX
Composite
Index	8.82%	-2.66%	3.44%	1.33%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices.The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.90%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Country Diversification
% of Long-Term
Country	Investments
Canada	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Veresen, Inc.	6.1%
Keyera Corp.	5.5%
Suncor Energy, Inc.	5.4%
PrairieSky Royalty Ltd.	5.3%
TransCanada Corp.	5.3%
Pembina Pipeline Corp.	5.2%
AltaGas Ltd.	5.0%
Inter Pipeline Ltd.	4.9%
Enbridge, Inc.	4.9%
Canadian Natural Resources Ltd.	4.6%
Top Ten Total	52.2%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	Benchmark returns reflect the blended return of the Sustainable Canadian Energy Income Index from 7/3/07 – 7/31/13 and the return of the S&P/TSX Canadian High Income Energy Index, net of foreign withholding taxes, from 8/1/13 – 5/31/17.

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

ENY Guggenheim Canadian Energy Income ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$25.14
Net Asset Value	$25.02
Premium to NAV	0.48%
Net Assets ($000)	$44,038

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/18/07)
Guggenheim China
Real Estate ETF
NAV	34.94%	10.20%	11.52%	3.14%
Market	36.26%	10.57%	11.62%	3.18%
AlphaShares China
Real Estate
Index	35.92%	10.66%	12.08%	3.84%
MSCI China
Index	30.60%	8.38%	8.90%	1.24%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.15%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.99%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	87.3%
Diversified	9.5%
Energy	1.7%
Consumer, Cyclical	0.7%
Industrial	0.4%
Total Common Stocks	99.6%
Securities Lending Collateral	2.0%
Total Investments	101.6%
Other Assets & Liabilities, net	-1.6%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Country Garden Holdings Company Ltd.	5.5%
Wharf Holdings Ltd.	5.0%
Hongkong Land Holdings Ltd.	5.0%
Henderson Land Development Company Ltd.	4.8%
China Resources Land Ltd.	4.8%
Link REIT	4.8%
Sun Hung Kai Properties Ltd.	4.7%
Cheung Kong Property Holdings Ltd.	4.6%
China Overseas Land & Investment Ltd.	4.4%
New World Development Company Ltd.	4.2%
Top Ten Total	47.8%

“Ten Largest Holdings” excludes any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$24.97
Net Asset Value	$25.20
Discount to NAV	-0.91%
Net Assets ($000)	$85,687

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(01/30/08)
Guggenheim China
Small Cap ETF
NAV	18.05%	3.81%	7.45%	2.34%
Market	17.13%	3.55%	7.22%	2.24%
AlphaShares China
Small Cap
Index	18.72%	1.68%	6.31%	2.33%
MSCI China
Index	30.60%	8.38%	8.90%	2.76%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.90%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	21.7%
Industrial	17.3%
Consumer, Non-cyclical	17.0%
Consumer, Cyclical	15.4%
Basic Materials	8.6%
Communications	6.7%
Technology	5.4%
Other	7.3%
Total Long-Term Investments	99.4%
Securities Lending Collateral	10.9%
Total Investments	110.3%
Other Assets & Liabilities, net	-10.3%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Sunac China Holdings Ltd.	1.3%
TravelSky Technology Ltd. — Class H	1.2%
Kingboard Chemical Holdings Ltd.	1.1%
Xinyi Glass Holdings Ltd.	1.0%
China Lodging Group Ltd. ADR	1.0%
Autohome, Inc. ADR	1.0%
Yangzijiang Shipbuilding Holdings Ltd.	1.0%
Sihuan Pharmaceutical Holdings Group Ltd.	1.0%
Beijing Capital International Airport Company Ltd. — Class H	0.9%
Sinopec Shanghai Petrochemical Company Ltd. — Class H	0.9%
Top Ten Total	10.4%

“Ten Largest Holdings” excludes any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$13.74
Net Asset Value	$13.76
Discount to NAV	-0.15%
Net Assets ($000)	$63,834

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/12/08)
Guggenheim Frontier
Markets ETF
NAV	24.72%	-3.60%	-3.32%	-3.66%
Market	26.20%	-3.77%	-3.52%	-3.67%
BNY Mellon
New Frontier
Index	27.30%	-1.51%	-1.90%	-2.57%
MSCI Emerging
Markets
Index	27.41%	1.62%	4.54%	1.07%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.28%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.17%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Country Diversification
% of Long-Term
Country	Investments
Kuwait	13.3%
Morocco	9.9%
Pakistan	9.5%
Nigeria	9.4%
Romania	9.4%
Vietnam	9.1%
Argentina	8.3%
Other	31.1%
Total Long-Term Investments	100.0%

Ten Largest Holdings	(% of Total Net Assets)
MercadoLibre, Inc.	6.3%
Guaranty Trust Bank plc	5.1%
Copa Holdings S.A. — Class A	4.9%
National Bank of Kuwait SAKP	3.5%
Aroundtown Property Holdings plc	3.4%
Banca Transilvania S.A.	3.3%
Safaricom Ltd.	3.0%
Nigerian Breweries plc	2.8%
Vietnam Dairy Products JSC	2.6%
YPF S.A. ADR	2.5%
Top Ten Total	37.4%

“Ten Largest Holdings” excludes any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$16.79
Net Asset Value	$16.81
Discount to NAV	-0.12%
Net Assets ($000)	$15,132

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/11/07)
Guggenheim
International
Multi-Asset
Income ETF
NAV	18.09%	-1.49%	6.29%	0.23%
Market	18.69%	-1.73%	6.21%	0.21%
Zacks International
Multi-Asset
Income
Index	18.36%	-1.49%	6.34%	0.56%
MSCI EAFE
Index	16.44%	1.53%	10.21%	0.87%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.13%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.37%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Country Diversification
% of Long-Term
Country	Investments
United States	15.1%
Japan	13.8%
United Kingdom	11.6%
France	7.9%
Cayman Islands	4.8%
China	4.0%
Netherlands	3.9%
Other	38.9%
Total Long-Term Investments	100.0%

Ten Largest Holdings	(% of Total Net Assets)
QIWI plc ADR	2.3%
Huaneng Power International, Inc. ADR	2.1%
Man Wah Holdings Ltd.	2.0%
ChipMOS Technologies, Inc.	1.7%
Koninklijke KPN N.V.	1.5%
Hopewell Highway Infrastructure Ltd.	1.5%
Societe Generale S.A.	1.5%
BNP Paribas S.A.	1.4%
Lloyds Banking Group plc	1.4%
Braskem S.A. ADR	1.3%
Top Ten Total	16.7%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE Index”) measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

CUT Guggenheim MSCI Global Timber ETF

Fund Statistics
Share Price	$27.52
Net Asset Value	$27.57
Discount to NAV	-0.18%
Net Assets ($000)	$190,203

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(11/09/07)
Guggenheim MSCI
Global Timber ETF
NAV	19.09%	5.00%	13.93%	3.00%
Market	19.09%	5.00%	13.83%	2.98%
MSCI ACWI IMI Timber
Select Capped
Index/Beacon
Global
Timber
Index	19.23%	5.17%[1]	14.42%[1]	4.08%[1]
MSCI World
Index	16.42%	5.73%	12.41%	3.93%
S&P Global Timber &
Forestry
Index	26.94%	7.40%	13.68%	2.19%
STOXX® Europe
TMI Forestry &
Paper
Index	42.58%	14.96%	24.99%	5.88%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.

The STOXX® Europe TMI Forestry & Paper Index is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.57% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.70%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.55% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.55%. Without this expense cap, actual returns would be lower. Please see the Financial Highlights for recent expense ratios.

Country Diversification
% of Long-Term
Country	Investments
United States	44.7%
Finland	11.1%
South Africa	8.6%
Australia	6.3%
Japan	5.1%
Canada	4.7%
Brazil	4.3%
Other	15.2%
Total Long-Term Investments	100.0%

[1]	Benchmark returns reflect the blended return of the Beacon Global Timber Index from 11/09/07 – 05/19/16 and the return of the MSCI ACWI IMI Timber Select Capped Index from 05/20/16 – 05/31/17.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

CUT Guggenheim MSCI Global Timber ETF continued

Ten Largest Holdings	(% of Total Net Assets)
International Paper Co.	5.1%
UPM-Kymmene Oyj	5.1%
Weyerhaeuser Co.	5.0%
Amcor Ltd.	5.0%
WestRock Co.	5.0%
Packaging Corporation of America	4.8%
Mondi plc	4.8%
Sealed Air Corp.	4.3%
Avery Dennison Corp.	3.8%
Stora Enso Oyj — Class R	3.5%
Top Ten Total	46.4%

“Ten Largest Holdings” excludes any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2017

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$11.49
Net Asset Value	$11.50
Discount to NAV	-0.09%
Net Assets ($000)	$103,484

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/11/10)
Guggenheim Shipping ETF
NAV	1.83%	-14.98%	-1.74%	-7.00%
Market	1.79%	-15.03%	-1.71%	-7.02%
Delta Global Shipping Index/
Dow Jones Global
Shipping
IndexSM	0.76%	-15.82%	-2.35%	-7.32%[1]
MSCI World
Index	16.42%	5.73%	12.41%	10.86%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Industrial	90.2%
Consumer, Non-cyclical	5.6%
Energy	3.6%
Total Long-Term Investments	99.4%
Securities Lending Collateral	17.4%
Total Investments	116.8%
Other Assets & Liabilities, net	-16.8%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
AP Moller - Maersk A/S — Class B	23.8%
Nippon Yusen K.K.	7.1%
Kawasaki Kisen Kaisha Ltd.	6.2%
COSCO SHIPPING Ports Ltd.	5.6%
Matson, Inc.	4.1%
Golar LNG Partners, LP	3.6%
Euronav N.V.	3.6%
Sembcorp Marine Ltd.	3.6%
Ship Finance International Ltd.	3.3%
Teekay LNG Partners, LP	3.2%
Top Ten Total	64.1%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 – 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 – 5/31/17.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) concluded	May 31, 2017

SEA Guggenheim Shipping ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FEES AND EXPENSES (Unaudited)	May 31, 2017

Shareholder Expense Example

As a shareholder of the Funds, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on November 30, 2016 and held for the six months ended May 31, 2017.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Beginning	Ending
	Expense		account value	Account Value	Expenses Paid
	Ratio[1]	Fund Return	November 30, 2016	May 31, 2017	During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Canadian Energy Income ETF	0.65%	(6.57)%	$1,000.00	$934.33	$3.13
Guggenheim China Real Estate ETF	0.70%	19.98%	1,000.00	1,199.76	3.84
Guggenheim China Small Cap ETF	0.75%	6.96%	1,000.00	1,069.55	3.87
Guggenheim Frontier Markets ETF	0.70%	22.35%	1,000.00	1,223.55	3.88
Guggenheim International Multi-Asset Income ETF	0.70%	14.20%	1,000.00	1,142.00	3.74
Guggenheim MSCI Global Timber ETF	0.55%	13.24%	1,000.00	1,132.44	2.92
Guggenheim Shipping ETF	0.65%	8.28%	1,000.00	1,082.79	3.38

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 25

FEES AND EXPENSES (Unaudited) concluded	May 31, 2017

			Beginning	Ending
	Expense		account value	Account Value	Expenses Paid
	Ratio[1]	Fund Return	November 30, 2016	May 31, 2017	During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Canadian Energy Income ETF	0.65%	5.00%	$1,000.00	$1,021.69	$3.28
Guggenheim China Real Estate ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim China Small Cap ETF	0.75%	5.00%	1,000.00	1,021.19	3.78
Guggenheim Frontier Markets ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim International Multi-Asset Income ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim MSCI Global Timber ETF	0.55%	5.00%	1,000.00	1,022.19	2.77
Guggenheim Shipping ETF	0.65%	5.00%	1,000.00	1,021.69	3.28

[1]	Annualized net expense and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period November 30, 2016 to May 31, 2017.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2017

ENY Guggenheim Canadian Energy Income ETF

	Shares	Value
COMMON STOCKS† – 99.5%
Canada – 99.5%
Veresen, Inc.[1]	110,586	$1,503,190
Keyera Corp.	45,120	1,342,877
Suncor Energy, Inc.	42,408	1,327,467
PrairieSky Royalty Ltd.[1]	60,551	1,306,327
TransCanada Corp.	27,836	1,292,364
Pembina Pipeline Corp.	39,858	1,273,910
AltaGas Ltd.[1]	55,689	1,241,427
Inter Pipeline Ltd.	61,363	1,215,266
Enbridge, Inc.	31,065	1,195,958
Canadian Natural Resources Ltd.	39,661	1,143,406
ARC Resources Ltd.[1]	89,260	1,114,840
Vermilion Energy, Inc.	34,572	1,081,927
Cameco Corp.	117,015	1,078,579
Peyto Exploration & Development Corp.[1]	58,046	1,052,452
Crescent Point Energy Corp.	120,756	1,047,798
Whitecap Resources, Inc.[1]	129,895	880,905
Enbridge Income Fund Holdings, Inc.[1]	35,039	841,538
Parkland Fuel Corp.	33,929	772,175
Gibson Energy, Inc.	49,989	663,214
ShawCor Ltd.	24,646	560,360
Mullen Group Ltd.	36,543	403,388
Enerflex Ltd.	31,140	395,388
Secure Energy Services, Inc.	57,189	385,720
Pason Systems, Inc.	25,990	375,217
Freehold Royalties Ltd.	33,204	317,610
Ensign Energy Services, Inc.	44,593	228,462
TORC Oil & Gas Ltd.[1]	45,849	184,659
Surge Energy, Inc.	79,597	132,004
Bonterra Energy Corp.[1]	8,969	105,182
Total Canada		24,463,610
Total Common Stocks
(Cost $29,463,897)		24,463,610
	Face Amount
SECURITIES LENDING COLLATERAL††,2 – 33.2%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$1,900,482	$1,900,482
Nomura Securities International, Inc.
issued 05/31/17 at 0.82%
due 06/01/17	1,900,482	1,900,482
Citigroup Global Markets, Inc.
issued 05/31/17 at 0.81%
due 06/01/17	1,900,482	1,900,482
RBC Dominion Securities, Inc.
issued 05/31/17 at 0.80%
due 06/01/17	1,900,482	1,900,482
Royal Bank of Scotland plc
issued 05/31/17 at 0.79%
due 06/01/17	563,227	563,227
Total Securities Lending Collateral
(Cost $8,165,155)		8,165,155
Total Investments – 132.7%
(Cost $37,629,052)		$32,628,765
Other Assets & Liabilities, net – (32.7)%		(8,032,318)
Total Net Assets – 100.0%		$24,596,447

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Securities lending collateral — See Note 5.

plc	Public Limited Company

Portfolio Breakdown	% of Net Assets
Energy	95.1%
Basic Materials	4.4%
Total Common Stocks	99.5%
Securities Lending Collateral	33.2%
Total Investments	132.7%
Other Assets & Liabilities, net	-32.7%
Net Assets	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Canadian Dollar	100.0%

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$24,463,610	$—	$—	$24,463,610
Securities Lending
Collateral	—	8,165,155	—	8,165,155
Total	$24,463,610	$8,165,155	$—	$32,628,765

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2017

TAO Guggenheim China Real Estate ETF

	Shares	Value
COMMON STOCKS† – 99.6%
Financial – 87.3%
Country Garden Holdings Company Ltd.	2,053,559	$2,427,128
Hongkong Land Holdings Ltd.	292,400	2,210,544
Henderson Land Development Company Ltd.	329,782	2,130,848
China Resources Land Ltd.	722,513	2,123,279
Link REIT	266,636	2,104,359
Sun Hung Kai Properties Ltd.	139,195	2,059,581
Cheung Kong Property Holdings Ltd.	272,000	2,041,977
China Overseas Land & Investment Ltd.	650,992	1,954,868
New World Development Company Ltd.	1,474,648	1,835,634
China Evergrande Group[1]	950,822	1,705,817
Wheelock & Company Ltd.	212,149	1,587,214
Hang Lung Properties Ltd.	552,934	1,429,797
Sino Land Company Ltd.	819,474	1,426,004
Hang Lung Group Ltd.	230,415	955,079
Swire Properties Ltd.	281,396	938,895
China Vanke Company Ltd. — Class H	351,391	933,441
Sunac China Holdings Ltd.[1]	485,122	788,153
Hysan Development Company Ltd. — Class A*	165,495	781,553
Longfor Properties Company Ltd.	328,131	667,846
Kerry Properties Ltd.	161,631	571,442
Shimao Property Holdings Ltd.	307,297	524,488
Fortune Real Estate Investment Trust	364,536	448,627
Guangzhou R&F Properties Company Ltd. — Class H1	266,708	431,253
Sino-Ocean Group Holding Ltd.	790,152	398,501
Shenzhen Investment Ltd.	786,113	375,279
Champion REIT	564,224	367,825
Agile Group Holdings Ltd.	385,470	366,057
China Jinmao Holdings Group Ltd.*	1,086,713	355,616
Great Eagle Holdings Ltd.	64,799	319,320
Yuexiu Property Company Ltd.	1,635,617	285,461
KWG Property Holding Ltd.	354,347	280,569
CIFI Holdings Group Company Ltd.	702,000	274,766
Zall Group Ltd.*,1	450,000	266,797
SOHO China Ltd.*	492,219	246,348
Chinese Estates Holdings Ltd.	126,386	241,339
Yanlord Land Group Ltd.	173,963	236,411
Shui On Land Ltd.	907,758	220,170
Poly Property Group Company Ltd.*,1	508,177	215,206
Logan Property Holdings Company Ltd.	328,000	207,514
K Wah International Holdings Ltd.	302,102	195,781
Yuexiu Real Estate Investment Trust	288,335	174,279
Greentown China Holdings Ltd.*,1	159,573	167,919
Sunlight Real Estate Investment Trust	261,044	167,498
Hopson Development Holdings Ltd.	171,031	161,759
China South City Holdings Ltd.	841,549	160,913
Joy City Property Ltd.	944,000	146,583
China Overseas Grand Oceans Group Ltd.	238,416	123,913
Renhe Commercial Holdings Company Ltd.*	4,373,929	108,893
Tian An China Investment Company Ltd.*	139,427	104,135
SEA Holdings Ltd.	64,000	91,986
Glorious Property Holdings Ltd.*	754,300	83,247
Asian Growth Properties Ltd.	78,305	27,799
Dan Form Holdings Co Ltd.	16,045	4,468
Total Financial		38,454,179

Diversified – 9.5%
Wharf Holdings Ltd.	260,306	2,214,746
Swire Pacific Ltd. — Class A	137,894	1,357,271
Swire Pacific Ltd. — Class B	252,685	444,897
Carnival Group International Holdings Ltd.*,1	1,477,945	149,834
Total Diversified		4,166,748

Energy – 1.7%
Fullshare Holdings Ltd.*,1	1,843,768	752,418

Consumer, Cyclical – 0.7%
Red Star Macalline Group Corporation Ltd. — Class H2	278,878	302,411

Industrial – 0.4%
China Logistics Property Holdings Company Ltd.*	484,000	170,806
Total Common Stocks
(Cost $41,744,360)		43,846,562

	Face Amount
SECURITIES LENDING COLLATERAL††,3 – 2.0%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$250,000	$250,000
Nomura Securities International, Inc.
issued 05/31/17 at 0.82%
due 06/01/17	250,000	250,000
RBC Dominion Securities, Inc.
issued 05/31/17 at 0.80%
due 06/01/17	250,000	250,000
Royal Bank of Scotland plc
issued 05/31/17 at 0.79%
due 06/01/17	149,363	149,363
Total Securities Lending Collateral
(Cost $899,363)		899,363
Total Investments – 101.6%
(Cost $42,643,723)		$44,745,925
Other Assets & Liabilities, net – (1.6)%		(707,814)
Total Net Assets – 100.0%		$44,038,111

See notes to financial statements.
28 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

TAO Guggenheim China Real Estate ETF continued

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $302,411 (cost $308,706), or 0.7% of total net assets.
3	Securities lending collateral — See Note 5.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
Hong Kong	75.4%
China	22.6%
Singapore	2.0%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	94.4%
United States Dollar	5.0%
Singapore Dollar	0.5%
British Pound	0.1%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$43,846,562	$—	$—	$43,846,562
Securities Lending
Collateral	—	899,363	—	899,363
Total	$43,846,562	$899,363	$—	$44,745,925

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Financial – 21.7%
Sunac China Holdings Ltd.[1]	677,955	$1,101,438
Far East Horizon Ltd.	834,955	773,617
China Everbright Ltd.	318,182	714,561
Bank of Jinzhou Company Ltd. — Class H	608,188	702,434
Credit China Fintech Holdings Ltd.*,1	5,326,390	697,203
Chongqing Rural Commercial Bank Company Ltd. — Class H	949,433	649,407
Guangzhou R&F Properties Company Ltd. — Class H1	383,544	620,170
Sino-Ocean Group Holding Ltd.	1,078,826	544,089
Shanghai Industrial Holdings Ltd.	167,821	524,410
Shenzhen Investment Ltd.	1,069,804	510,709
China Reinsurance Group Corp. — Class H	2,185,884	496,508
Agile Group Holdings Ltd.	517,188	491,141
China Jinmao Holdings Group Ltd.*	1,495,420	489,361
Yuexiu Property Company Ltd.	2,236,326	390,301
KWG Property Holding Ltd.	483,787	383,059
CIFI Holdings Group Company Ltd.	971,024	380,063
Harbin Bank Company Ltd. — Class H*,2	1,085,900	370,679
Zall Group Ltd.*,1	617,671	366,206
China International Capital Corporation Ltd. — Class H*,2	252,329	360,727
SOHO China Ltd.*	671,787	336,219
Yanlord Land Group Ltd.	237,177	322,317
Shui On Land Ltd.	1,240,751	300,935
Poly Property Group Company Ltd.*,1	699,700	296,314
Logan Property Holdings Company Ltd.	466,524	295,153
Huishang Bank Corporation Ltd. — Class H	587,234	284,858
Guotai Junan International Holdings Ltd.	873,833	281,467
Orient Securities Company Ltd. — Class H*,2	298,888	279,616
Greentown China Holdings Ltd.*,1	219,583	231,067
China Zheshang Bank Company Ltd. — Class H	424,498	228,253
Noah Holdings Ltd. ADR*,1	8,236	225,831
Yuzhou Properties Company Ltd.	441,274	224,248
Hopson Development Holdings Ltd.	234,641	221,920
Powerlong Real Estate Holdings Ltd.	507,066	221,894
China South City Holdings Ltd.	1,156,121	221,063
Central China Securities Company Ltd. — Class H1	423,900	205,628
Joy City Property Ltd.	1,287,445	199,913
China SCE Property Holdings Ltd.	526,833	199,444
Shengjing Bank Company Ltd. — Class H2	225,025	183,371
Future Land Development Holdings Ltd.	548,123	167,410
China Overseas Grand Oceans Group Ltd.	316,125	164,301
Bank of Tianjin Company Ltd. — Class H	226,517	154,646
Greentown Service Group Company Ltd.	325,627	154,613
Bank of Zhengzhou Company Ltd. — Class H2	253,889	152,481
China Aoyuan Property Group Ltd.	486,633	151,127
Beijing Capital Land Ltd. — Class H	312,406	150,742
Bank of Chongqing Company Ltd. — Class H	183,387	150,382
Renhe Commercial Holdings Company Ltd.*,1	5,847,714	145,584
Redco Properties Group Ltd.*,2	325,213	128,959
Fanhua, Inc.*,1	13,798	126,666
Times Property Holdings Ltd.	189,506	121,596
Sunshine 100 China Holdings Ltd.[2]	282,434	120,332
Shanghai Industrial Urban Development Group Ltd.	494,475	111,047
Glorious Property Holdings Ltd.*	1,006,176	111,045
Ronshine China Holdings Ltd.*	119,108	105,467
LVGEM China Real Estate Investment Company Ltd.	409,214	105,028
Bank of Qingdao Company Ltd. — Class H2	118,801	101,079
Beijing Enterprises Medical & Health Group Ltd.*	1,618,099	100,710
Jiayuan International Group Ltd.*	195,791	92,211
Yida China Holdings Ltd.	342,726	90,603
China Development Bank Financial Leasing
Company Ltd. — Class H*,2	340,818	87,037
China Overseas Property Holdings Ltd.[1]	478,812	84,181
Fantasia Holdings Group Company Ltd.	518,465	79,176
Guorui Properties Ltd.	252,356	77,076
Hydoo International Holding Ltd.*	597,901	64,452
China Financial International Investments Ltd.*	1,696,921	63,152
Colour Life Services Group Company Ltd.*	102,707	60,893
National Agricultural Holdings Ltd.*,†††,4	308,064	26,488
Mingfa Group International Company Ltd.*,†††,4	563,025	—
Total Financial		18,574,078

Industrial – 17.3%
Yangzijiang Shipbuilding Holdings Ltd.	926,509	850,561
Beijing Capital International Airport Company Ltd. — Class H*	532,365	777,459
China National Building Material Company Ltd. — Class H	1,086,205	603,567
Haitian International Holdings Ltd.	233,339	541,991
China Communications Services Corp. Ltd. — Class H	865,188	514,064
Lee & Man Paper Manufacturing Ltd.	585,500	508,677
AviChina Industry & Technology Company Ltd. — Class H1	744,624	457,719
China High Speed Transmission Equipment Group Co. Ltd.[1]	424,902	434,583
Shanghai Electric Group Company Ltd. — Class H*	1,000,134	433,811
China Energy Engineering Corporation Ltd. — Class H	2,238,503	428,026
COSCO SHIPPING Holdings Company Ltd. — Class H*	929,206	422,124
BBMG Corp. — Class H1	844,055	415,938
China Railway Signal & Communication
Corporation Ltd. — Class H2	509,834	369,007
Sinotrans Ltd. — Class H	774,562	362,806
Metallurgical Corporation of China Ltd. — Class H*	1,033,770	356,864
SITC International Holdings Company Ltd.	441,494	320,677
China Resources Cement Holdings Ltd.	625,419	309,802
COSCO SHIPPING Development Company Ltd. — Class H*	1,346,661	290,331
Hollysys Automation Technologies Ltd.*	17,441	278,882

See notes to financial statements.
30 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 17.3% (continued)
Guangshen Railway Company Ltd. — Class H	509,620	$278,601
China Lesso Group Holdings Ltd.	359,293	274,803
Xinjiang Goldwind Science & Technology
Company Ltd. — Class H1	180,185	273,777
China International Marine Containers
Group Co. Ltd. — Class H	166,613	271,115
COSCO SHIPPING Energy Transportation
Company Ltd. — Class H	474,749	271,113
China Logistics Property Holdings Company Ltd.*	674,624	238,079
Beijing Enterprises Clean Energy Group Ltd.*	8,955,883	236,756
China Machinery Engineering Corp. — Class H	300,414	222,830
Greatview Aseptic Packaging Company Ltd.	407,878	218,269
China Zhongwang Holdings Ltd.	507,951	217,066
Zoomlion Heavy Industry Science and Technology
Company Ltd. — Class H	464,261	206,141
Tianneng Power International Ltd.	257,578	201,634
China Water Affairs Group Ltd.	297,442	194,670
Lonking Holdings Ltd.	675,586	187,267
CT Environmental Group Ltd.[1]	1,006,263	180,787
CSSC Offshore and Marine Engineering Group
Company Ltd. — Class H	80,523	143,015
West China Cement Ltd.*	954,481	139,636
Harbin Electric Company Ltd. — Class H	237,963	134,366
Chaowei Power Holdings Ltd.	238,154	130,195
SIIC Environment Holdings Ltd.	324,605	126,708
Dongjiang Environmental Company Ltd. — Class H	72,524	118,198
China National Materials Company Ltd. — Class H	381,181	114,465
CPMC Holdings Ltd.	206,915	108,868
Dongfang Electric Corporation Ltd. — Class H	122,112	104,679
China Aircraft Leasing Group Holdings Ltd.	84,543	101,116
Sinotrans Shipping Ltd.[1]	459,461	100,236
China Ocean Industry Group Ltd.*	3,903,810	96,187
China Aerospace International Holdings Ltd.	687,972	90,936
Tianjin Port Development Holdings Ltd.	553,099	90,853
Wasion Group Holdings Ltd.[1]	185,027	86,667
COSCO SHIPPING International Hong Kong Company Ltd.	203,965	86,376
Seaspan Corp.*,1	16,339	84,799
China Singyes Solar Technologies Holdings Ltd.*	189,375	83,357
NVC Lighting Holding Ltd.	737,455	82,334
Tianjin Capital Environmental Protection Group
Company Ltd. — Class H	118,912	77,825
Ozner Water International Holding Ltd.*,1,2	312,249	77,336
First Tractor Company Ltd. — Class H	144,969	74,415
Kangda International Environmental Co. Ltd.[2]	333,068	71,807
Chiho-Tiande Group Ltd.*	139,398	66,010
Jiangnan Group Ltd.	638,368	63,899
AVIC International Holding HK Ltd.*	1,155,631	62,287
Sany Heavy Equipment International Holdings Company Ltd.*	325,471	55,968
China Electronics Corporation Holdings Company Ltd.	301,819	54,225
China Shanshui Cement Group Ltd.*,†††,4	2,598,948	—
Total Industrial		14,776,560

Consumer, Non-cyclical – 17.0%
Sihuan Pharmaceutical Holdings Group Ltd.	1,931,799	830,487
Jiangsu Expressway Company Ltd. — Class H	443,644	644,475
Zhejiang Expressway Company Ltd. — Class H	540,693	634,195
Tsingtao Brewery Company Ltd. — Class H	125,179	570,277
Shenzhen International Holdings Ltd.	347,252	563,272
Shandong Weigao Group Medical Polymer
Company Ltd. — Class H	683,791	537,033
BeiGene Ltd*,1	14,300	525,524
Shanghai Fosun Pharmaceutical Group
Company Ltd. — Class H	132,952	509,290
3SBio, Inc.*,1,2	346,476	481,089
Dali Foods Group Company Ltd.*,2	736,909	452,976
Luye Pharma Group Ltd.[1]	644,313	387,789
China First Capital Group Ltd.*	1,002,165	371,675
Uni-President China Holdings Ltd.	463,665	346,300
China Agri-Industries Holdings Ltd.*	788,809	339,112
Tong Ren Tang Technologies Company Ltd. — Class H	213,408	335,760
China Resources Phoenix Healthcare Holdings Company Ltd.[1]	204,814	278,607
CAR, Inc.*,1	305,994	277,625
Virscend Education Company Ltd.*,2	398,388	271,473
SSY Group Ltd.	637,276	246,161
Shenzhen Expressway Company Ltd. — Class H	249,345	238,387
Universal Medical Financial & Technical Advisory Services
Company Ltd.[1,2]	256,995	220,966
Fu Shou Yuan International Group Ltd.	347,748	220,008
Guangzhou Baiyunshan Pharmaceutical Holdings
Company Ltd. — Class H	79,431	215,079
Tibet Water Resources Ltd.[1]	523,477	211,609
China Shengmu Organic Milk Ltd.*,1,2	934,090	207,378
Vinda International Holdings Ltd.	101,249	205,293
China Modern Dairy Holdings Ltd.*	1,002,588	196,852
CP Pokphand Company Ltd.	2,339,896	195,180
Livzon Pharmaceutical Group, Inc. — Class H	28,958	194,169
Tarena International, Inc.*,1	11,290	193,398
Lifetech Scientific Corp.*	788,247	190,172
China Maple Leaf Educational Systems Ltd.	217,104	187,503
Biostime International Holdings Ltd.*	65,344	177,355
Qingdao Port International Company Ltd. — Class H2	305,814	172,285
Wumart Stores, Inc. — Class H*,††	322,551	172,194
Yuexiu Transport Infrastructure Ltd.	228,280	165,810

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 17.0% (continued)
Goodbaby International Holdings Ltd.	305,917	$149,573
United Laboratories International Holdings Ltd.*	213,854	142,433
Shandong Luoxin Pharmaceutical Group Stock
Company Ltd. — Class H	62,985	137,085
Dalian Port PDA Company Ltd. — Class H	751,030	131,076
Sichuan Expressway Company Ltd. — Class H	305,750	129,481
Consun Pharmaceutical Group Ltd.	178,338	129,077
Microport Scientific Corp.*	169,469	121,788
Yestar Healthcare Holdings Company Ltd.	244,291	119,442
China Shineway Pharmaceutical Group Ltd.	101,189	116,220
Anhui Expressway Company Ltd. — Class H	145,926	113,109
Hi Sun Technology China Ltd.*	665,345	111,852
YiChang HEC ChangJiang Pharmaceutical
Company Ltd. — Class H2	47,752	104,666
Golden Meditech Holdings Ltd.*,1	676,991	102,516
China Foods Ltd.	259,697	100,980
Sinovac Biotech Ltd*,1	18,214	97,081
Qinhuangdao Port Company Ltd. — Class H	264,443	82,803
Shanghai Haohai Biological Technology
Company Ltd. — Class H2	14,432	81,120
Dawnrays Pharmaceutical Holdings Ltd.	139,870	78,977
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical
Company Ltd. — Class H	100,901	76,138
Poly Culture Group Corporation Ltd. — Class H	29,138	72,916
Xiamen International Port Company Ltd. — Class H	344,740	66,803
China Yurun Food Group Ltd.*	485,959	66,728
China Distance Education Holdings Ltd. ADR	7,144	65,368
China Huiyuan Juice Group Ltd.*	184,371	63,409
YuanShengTai Dairy Farm Ltd.*	1,029,506	57,470
Yashili International Holdings Ltd.	306,047	53,021
PW Medtech Group Ltd.*	238,369	52,614
China Beidahuang Industry Group Holdings Ltd. — Class A*	994,171	50,395
Harmonicare Medical Holdings Ltd.[2]	86,824	40,334
Qianhai Health Holdings Ltd.*	3,065,136	36,975
China Animal Healthcare Ltd.*,†††,4	863,000	—
China Huishan Dairy Holdings Company Ltd.†††,4	1,348,437	—
Hua Han Health Industry Holdings Ltd.*,†††,4	2,279,911	—
Anxin-China Holdings Ltd.*,†††,4	2,827,938	—
Total Consumer, Non-cyclical		14,718,208

Consumer, Cyclical – 15.4%
Xinyi Glass Holdings Ltd.	910,123	894,653
China Lodging Group Ltd. ADR*	11,645	889,678
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	263,255	761,814
Fuyao Glass Industry Group Company Ltd. — Class H2	190,932	719,139
Air China Ltd. — Class H	723,491	687,982
Weichai Power Company Ltd. — Class H	350,360	568,313
GOME Electrical Appliances Holding Ltd.[1]	4,110,473	532,769
China Southern Airlines Company Ltd. — Class H	654,369	500,489
Red Star Macalline Group Corporation Ltd. — Class H2	382,133	414,379
Li Ning Company Ltd.*	588,494	404,038
BAIC Motor Corporation Ltd. — Class H2	377,992	368,657
Skyworth Digital Holdings Ltd.	664,313	362,316
Zhongsheng Group Holdings Ltd.[1]	221,128	339,959
China Eastern Airlines Corporation Ltd. — Class H	571,844	335,367
Imperial Pacific International Holdings Ltd.*	17,839,169	295,318
Digital China Holdings Ltd.*,1	339,065	266,293
Golden Eagle Retail Group Ltd.	159,041	228,588
China Jicheng Holdings Ltd.*,1,2	6,731,203	224,591
China Travel International Investment Hong Kong Ltd.[1]	778,242	222,713
BEP International Holdings Ltd.[1]	4,482,152	221,449
China Dongxiang Group Company Ltd.	1,177,001	209,951
China Yongda Automobiles Services Holdings Ltd.	233,242	202,040
Hisense Kelon Electrical Holdings Company Ltd. — Class H	134,407	192,837
China ZhengTong Auto Services Holdings Ltd.[1]	301,026	173,451
China Minsheng Financial Holding Corporation Ltd.*	2,203,523	155,527
Sinotruk Hong Kong Ltd.	238,027	146,620
Grand Baoxin Auto Group Ltd.*	313,471	146,428
IMAX China Holding, Inc.*,2	33,167	144,501
C.banner International Holdings Ltd.*	373,514	141,402
Pou Sheng International Holdings Ltd.	725,507	137,794
Xinhua Winshare Publishing and Media
Company Ltd. — Class H	161,760	135,138
Dah Chong Hong Holdings Ltd.	291,845	134,079
Shanghai Jin Jiang International Hotels
Group Co. Ltd. — Class H	450,552	125,467
Xtep International Holdings Ltd.	325,005	120,952
China Harmony New Energy Auto Holding Ltd.*	278,035	117,744
NewOcean Energy Holdings Ltd.*	346,912	106,846
China Lilang Ltd.	169,169	105,507
Cosmo Lady China Holdings Company Ltd.[2]	229,443	98,638
Best Pacific International Holdings Ltd.	105,678	94,931
Bosideng International Holdings Ltd.	1,273,769	94,808
Ajisen China Holdings Ltd.	221,932	91,992
Qingling Motors Company Ltd. — Class H	266,386	91,958
Haichang Ocean Park Holdings Ltd.*,2	442,210	90,798
Citychamp Watch & Jewellery Group Ltd.	405,046	87,845
500.com Ltd. ADR*,1	9,009	83,243
TCL Multimedia Technology Holdings Ltd.*	172,367	82,949
Neo Telemedia Ltd.*	2,039,107	78,503
Yadea Group Holdings Ltd.*,2	358,737	77,802
Hengdeli Holdings Ltd.*	764,096	72,561
Welling Holding Ltd.	325,191	70,109

See notes to financial statements.
32 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Cyclical – 15.4% (continued)
China Animation Characters Company Ltd.	168,860	$69,993
361 Degrees International Ltd.	217,032	66,844
Weiqiao Textile Co. — Class H†††, 4	154,357	62,199
Jumei International Holding Ltd. ADR*,1	20,531	55,639
Kandi Technologies Group, Inc.*,1	11,933	49,522
HNA Holding Group Company Ltd.*,1	1,341,284	47,335
Total Consumer, Cyclical		13,202,458

Basic Materials – 8.6%
Kingboard Chemical Holdings Ltd.	244,477	901,990
Sinopec Shanghai Petrochemical Company Ltd. — Class H	1,319,056	775,273
Nine Dragons Paper Holdings Ltd.	634,489	752,354
Zijin Mining Group Company Ltd. — Class H	2,167,413	712,046
Aluminum Corporation of China Ltd. — Class H*,1	1,489,771	693,988
China Molybdenum Co. Ltd. — Class H1	1,311,089	410,533
Huabao International Holdings Ltd.*	655,436	381,025
Kingboard Laminates Holdings Ltd.	269,248	317,537
Zhaojin Mining Industry Company Ltd. — Class H1	371,139	303,391
China Hongqiao Group Ltd.†††,4	509,285	259,464
Angang Steel Company Ltd. — Class H1	386,395	257,846
Fufeng Group Ltd.*,1	475,712	256,401
MMG Ltd.*,1	727,196	239,834
Maanshan Iron & Steel Company Ltd. — Class H*,1	612,404	216,121
China BlueChemical Ltd. — Class H	628,406	159,673
Xingda International Holdings Ltd.	313,592	121,534
Shandong Chenming Paper Holdings Ltd. — Class H	90,570	105,302
China Metal Resources Utilization Ltd.*,2	241,706	93,364
North Mining Shares Company Ltd. — Class C*,1	4,021,876	83,096
Sinofert Holdings Ltd.	622,149	78,243
Munsun Capital Group Ltd.*	3,688,364	61,059
Shougang Concord International Enterprises Company Ltd.*	1,553,334	48,041
Dongyue Group Ltd.†††,4	631,769	194,594
Total Basic Materials		7,422,709

Communications – 6.7%
Autohome, Inc. ADR*	20,360	862,857
YY, Inc. ADR*	13,024	759,820
ZTE Corp. — Class H1	285,361	580,796
Sohu.com, Inc.*	11,561	518,973
BYD Electronic International Company Ltd.	224,685	429,622
Bitauto Holdings Ltd. ADR*,1	14,499	381,904
51job, Inc. ADR*	8,037	350,333
Fang Holdings Ltd. ADR*,1	94,941	322,799
Tuniu Corp ADR*,1	24,636	201,769
Baozun Inc. ADR*,1	9,045	185,874
21Vianet Group, Inc. ADR*,1	31,522	168,643
CITIC Telecom International Holdings Ltd.	517,120	164,577
Cogobuy Group*,1,2	212,984	163,446
China All Access Holdings Ltd.	477,561	132,989
Yangtze Optical Fibre and Cable Joint Stock
Limited Co. — Class H1,2	52,043	98,176
Huayi Tencent Entertainment Company Ltd.*	2,259,888	95,703
Comba Telecom Systems Holdings Ltd.	497,630	67,692
Yirendai Ltd. ADR*,1	2,772	64,255
Coolpad Group Ltd.*,†††,4	1,155,484	60,796
Wisdom Sports Group*	251,585	45,200
Renren, Inc. ADR*,1	6,097	41,399
Total Communications		5,697,623

Technology – 5.4%
TravelSky Technology Ltd. — Class H	348,985	1,030,056
Kingsoft Corporation Ltd.[1]	272,744	733,272
Momo, Inc. ADR*	12,485	474,929
Chinasoft International Ltd.*	776,162	418,338
Kingdee International Software Group Company Ltd.*,1	676,477	269,985
NetDragon Websoft Holdings Ltd.[1]	99,539	266,972
AGTech Holdings Ltd.*,1	1,162,270	208,815
Leyou Technologies Holdings Ltd.*,1	846,625	176,008
Tian Ge Interactive Holdings Ltd.*,1,2	226,962	173,590
Hua Hong Semiconductor Ltd.[2]	124,753	163,937
Changyou.com Ltd. ADR*	4,041	157,437
Ju Teng International Holdings Ltd.	300,175	125,579
Cheetah Mobile Inc ADR*,1	9,975	119,800
NQ Mobile, Inc. — Class A ADR*,1	30,970	106,847
Boyaa Interactive International Ltd.*	183,770	87,729
Shunfeng International Clean Energy Ltd.*,1	1,083,359	63,952
Total Technology		4,577,246

Energy – 3.7%
Xinyi Solar Holdings Ltd.*,1	1,637,670	512,793
Yanzhou Coal Mining Company Ltd. — Class H1	670,648	499,170
Sinopec Engineering Group Company Ltd. — Class H	428,496	393,718
China Coal Energy Company Ltd. — Class H1	753,340	330,631
Shougang Fushan Resources Group Ltd.*	1,372,539	230,740
Beijing Jingneng Clean Energy Co. Ltd. — Class H	716,580	213,343
Sinopec Kantons Holdings Ltd.	348,004	183,996
CIMC Enric Holdings Ltd.*	202,215	137,536
JinkoSolar Holding Company Ltd. ADR*,1	7,622	136,129
Sinopec Oilfield Service Corp. — Class H*,1	746,695	126,486
China Suntien Green Energy Corporation Ltd. — Class H	614,881	118,361
Concord New Energy Group Ltd.	2,329,022	103,114
JA Solar Holdings Company Ltd. ADR*	14,201	97,703
China Tian Lun Gas Holdings Ltd.	131,747	73,038
Total Energy		3,156,758

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Utilities – 2.6%
Huaneng Renewables Corporation Ltd. — Class H	1,406,953	$465,828
China Power International Development Ltd.	1,190,221	453,639
Datang International Power Generation
Company Ltd. — Class H1	1,020,566	373,260
Huadian Power International Corporation Ltd. — Class H	591,716	280,198
Huadian Fuxin Energy Corporation Ltd. — Class H1	918,344	214,488
China Oil & Gas Group Ltd.	1,621,023	116,494
China Power New Energy Development Company Ltd.	165,523	104,083
China Datang Corporation Renewable Power
Company Ltd. — Class H	817,662	81,845
Tianjin Development Holdings Ltd.	142,839	80,471
Yunnan Water Investment Company Ltd. — Class H	129,880	59,003
Total Utilities		2,229,309

Diversified – 1.0%
Legend Holdings Corp. — Class H2	127,985	373,651
Carnival Group International Holdings Ltd.*,1	2,062,038	209,050
C C Land Holdings Ltd.*	452,076	114,289
CITIC Resources Holdings Ltd.*	817,825	104,951
China Chengtong Development Group Ltd.*	1,020,379	51,068
Total Diversified		853,009
Total Common Stocks
(Cost $100,410,995)		85,207,958

	Face Amount	Value
SECURITIES LENDING COLLATERAL††,3 – 10.9%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$2,176,504	$2,176,504
Nomura Securities International, Inc.
issued 05/31/17 at 0.82%
due 06/01/17	2,176,504	2,176,504
Citigroup Global Markets, Inc.
issued 05/31/17 at 0.81%
due 06/01/17	2,176,504	2,176,504
RBC Dominion Securities, Inc.
issued 05/31/17 at 0.80%
due 06/01/17	2,176,504	2,176,504
Royal Bank of Scotland plc
issued 05/31/17 at 0.79%
due 06/01/17	645,027	645,027
Total Securities Lending Collateral
(Cost $9,351,043)		9,351,043
Total Investments – 110.3%
(Cost $109,762,038)		$94,559,001
Other Assets & Liabilities, net – (10.3)%		(8,871,964)
Total Net Assets – 100.0%		$85,687,037

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $7,539,387 (cost $7,708,792), or 8.8% of total net assets.
3	Securities lending collateral — See Note 5.
4	Security was fair valued by the Valuation Committee at May 31, 2017. The total market value of fair valued securities amounts to $603,541, (cost $5,422,529) or 0.7% of total net assets.

ADR	American Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
China	74.8%
Hong Kong	24.4%
Singapore	0.5%
Australia	0.3%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	89.5%
United States Dollar	9.0%
Singapore Dollar	1.5%
Total Long-Term Investments	100.0%

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF continued

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$84,432,223	$172,194	$603,541	$85,207,958
Securities Lending
Collateral	—	9,351,043	—	9,351,043
Total	$84,432,223	$9,523,237	$603,541	$94,559,001

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of May 31, 2017 the Fund had securities with a total value of $408,947 transfer from Level 1 to Level 3 due to the securities being halted due to lack of active market at period end and the subsequent use of a fair value price determined by the Fund’s Valuation Committee. As of May 31, 2017 the Fund had securities with a total value of $63,152 transfer from Level 2 to Level 1 due to the availability of an active market price at period end.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Kuwait – 13.2%
National Bank of Kuwait SAKP	993,780	$2,225,125
Kuwait Finance House KSCP	968,295	1,555,904
Mobile Telecommunications Company KSC	934,315	1,310,564
Agility Public Warehousing Company KSC	227,198	542,373
Gulf Bank KSCP	511,034	400,481
Mabanee Company SAK	153,837	395,103
Boubyan Bank KSCP	224,458	310,413
Boubyan Petrochemicals Company KSCP*	144,247	275,005
Qurain Petrochemical Industries Company KSC	216,924	239,995
Burgan Bank SAK	191,095	205,756
Kuwait Projects Company Holding KSCP	174,484	201,085
Human Soft Holding Company KSC	11,659	160,470
Kuwait International Bank KSCP	167,184	137,072
Alimtiaz Investment Company KSCC	261,005	134,069
Warba Bank KSCP*	161,168	130,548
Mezzan Holding Company KSCC	37,887	122,256
National Industries Group Holding SAK*	272,838	99,720
National Gulf Holdings*,†††,3	51,616	—
Total Kuwait		8,445,939

Morocco – 9.9%
Attijariwafa Bank	34,360	1,510,725
Banque Centrale Populaire	38,228	1,067,668
Maroc Telecom	76,455	1,032,327
LafargeHolcim Maroc S.A.	4,190	895,307
Cosumar	15,625	620,813
BMCE Bank	30,247	618,046
Douja Promotion Groupe Addoha S.A.	68,096	330,027
Societe d’Exploitation des Ports*	14,413	213,109
Total Morocco		6,288,022

Pakistan – 9.5%
Habib Bank Ltd.	270,432	699,200
Lucky Cement Ltd.	77,880	638,299
MCB Bank Ltd.	280,572	589,593
United Bank Ltd.	180,692	409,524
Oil & Gas Development Company Ltd.	242,411	408,886
Engro Corporation Ltd.	108,250	384,200
Hub Power Company Ltd.	259,055	327,467
Pakistan State Oil Company Ltd.	72,595	322,441
Pakistan Petroleum Ltd.	177,989	296,572
Fauji Fertilizer Company Ltd.	257,256	236,263
SUI Northern Gas Pipeline*	125,953	217,581
Pakistan Oilfields Ltd.	39,290	198,277
DG Khan Cement Company Ltd.	80,681	183,411
Millat Tractors Ltd.	10,875	158,426
Packages Ltd.	19,041	148,790
Searle Company Ltd.	25,013	143,794
Mari Petroleum Company Ltd.	8,758	141,203
National Bank of Pakistan	192,053	121,514
Bank Alfalah Ltd.*	270,722	117,162
Fauji Cement Company Ltd.	254,097	109,821
Nishat Mills Ltd.	62,209	102,195
Maple Leaf Cement Factory Ltd.	83,845	89,056
Total Pakistan		6,043,675

Nigeria – 9.4%
Guaranty Trust Bank plc	30,411,658	3,286,101
Nigerian Breweries plc	3,768,896	1,790,150
Nestle Nigeria plc	327,068	909,254
Total Nigeria		5,985,505

Romania – 9.3%
Banca Transilvania S.A.*	2,873,162	2,120,676
OMV Petrom S.A.	14,043,215	1,138,452
Societatea Nationala de Gaze Naturale ROMGAZ S.A.	102,379	853,893
BRD-Groupe Societe Generale S.A.	246,823	788,230
Societatea Energetica Electrica S.A.	155,950	573,230
Transgaz S.A. Medias	4,267	471,370
Total Romania		5,945,851

Vietnam – 9.0%
Vietnam Dairy Products JSC	251,240	1,655,762
PetroVietnam Gas JSC	345,290	845,174
Vingroup JSC*	281,240	498,345
Bank for Investment and Development of Vietnam JSC	577,490	469,060
Saigon Beer Alcohol Beverage Corp.	47,160	392,602
Masan Group Corp.	193,115	367,271
Bao Viet Holdings	117,850	298,840
Hoa Phat Group JSC	218,938	293,010
FLC Faros Construction JSC*	41,040	238,489
No. Va Land Investment Group Corp.*	72,900	215,025
Bank for Foreign Trade of Vietnam JSC	101,734	162,129
Saigon Securities, Inc.	114,270	124,759
Saigon Thuong Tin Commercial JSB*	191,240	105,239
Ho Chi Minh City Infrastructure Investment JSC	55,420	95,152
Total Vietnam		5,760,857

Argentina – 8.2%
YPF S.A. ADR	64,004	1,578,339
Pampa Energia SA ADR*	20,249	1,265,967
Grupo Financiero Galicia S.A. ADR	21,321	950,064
Banco Macro S.A. ADR	5,322	476,159
BBVA Banco Frances S.A. ADR[1]	14,239	283,356
Cresud S.A. ADR*,1	10,559	213,714
IRSA Inversiones y Representaciones S.A. ADR*	6,139	150,406

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Argentina – 8.2% (continued)
Telecom Argentina S.A. ADR[1]	5,223	$134,597
Empresa Distribuidora y Comercializadora Norte S.A. ADR*,1	3,171	101,440
Grupo Supervielle S.A. ADR*	4,684	80,424
Total Argentina		5,234,466

United States – 6.3%
MercadoLibre, Inc.	14,665	4,034,488

Kenya – 5.8%
Safaricom Ltd.	8,868,774	1,908,416
East African Breweries Ltd.	399,099	930,202
KCB Group Ltd.	2,249,434	864,749
Total Kenya		3,703,367

Panama – 4.9%
Copa Holdings S.A. — Class A	27,463	3,104,417

Oman – 4.0%
Bank Muscat SAOG	1,137,170	1,193,135
Oman Telecommunications Company SAOG	325,395	1,047,889
Ooredoo	248,904	320,624
Total Oman		2,561,648

Cyprus – 3.4%
Aroundtown Property Holdings plc	413,003	2,140,985

Kazakhstan – 3.2%
KazMunaiGas Exploration Production JSC GDR	152,090	1,473,752
Halyk Savings Bank of Kazakhstan JSC GDR*	72,882	571,395
Total Kazakhstan		2,045,147

United Kingdom – 2.3%
KAZ Minerals plc*	233,361	1,461,702

British Virgin Islands – 0.5%
Arcos Dorados Holdings, Inc. — Class A*	40,735	350,321

Luxembourg – 0.5%
Adecoagro S.A.*	29,007	319,077
Total Common Stocks
(Cost $55,755,926)		63,425,467

	Face Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 0.4%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$250,000	$250,000
Nomura Securities International, Inc.
issued 05/31/17 at 0.80%
due 06/01/17	3,163	3,163
Total Securities Lending Collateral
(Cost $253,163)		253,163
Total Investments – 99.8%
(Cost $56,009,089)		$63,678,630
Other Assets & Liabilities, net – 0.2%		155,408
Total Net Assets – 100.0%		$63,834,038

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Securities lending collateral — See Note 5.
3	Security was fair valued by the Valuation Committee at May 31, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	23.8%
Kuwaiti Dinar	13.3%
Moroccan Dirham	9.9%
Pakistani Rupee	9.5%
Nigerian Naira	9.4%
Romanian Leu	9.4%
Vietnamese Dong	9.1%
Other	15.6%
Total Long-Term Investments	100.0%

Portfolio Breakdown	% of Net Assets
Financial	41.5%
Communications	15.4%
Consumer, Non-cyclical	11.4%
Energy	11.4%
Consumer, Cyclical	6.4%
Utilities	4.6%
Industrial	4.4%
Basic Materials	4.3%
Total Long-Term Investments	99.4%
Securities Lending Collateral	0.4%
Total Investments	99.8%
Other Assets & Liabilities, net	0.2%
Net Assets	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF continued

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs		Total
Assets
Common Stocks	$63,425,467	$—	$—	*	$63,425,467
Securities Lending
Collateral	—	253,163	—		253,163
Total	$63,425,467	$253,163	$—	*	$63,678,630

* Includes a security with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 87.0%
Japan – 13.8%
Casio Computer Company Ltd.	9,100	$141,538
Sumitomo Mitsui Financial Group, Inc.	3,900	140,150
Nippon Telegraph & Telephone Corp.	2,700	129,598
NTT DOCOMO, Inc.	5,200	127,761
Tokio Marine Holdings, Inc.	2,900	123,254
Wacoal Holdings Corp.	9,000	115,567
Kao Corp.	1,600	101,033
Honda Motor Co., Ltd.	3,500	98,653
Seven & i Holdings Company Ltd.	2,000	85,147
Sekisui House Ltd.	4,800	82,471
NSK Ltd.	6,900	82,362
Mitsubishi Corp.	4,000	80,228
Kyocera Corp.	1,300	75,013
Isuzu Motors Ltd.	5,900	72,186
Bridgestone Corp.	1,700	71,514
ANA Holdings, Inc.	21,000	68,914
Kirin Holdings Company Ltd.	3,200	67,611
Marui Group Company Ltd.	4,600	67,013
MINEBEA MITSUMI, Inc.	3,900	63,727
Fujitsu Ltd.	8,000	58,438
Ajinomoto Company, Inc.	2,600	55,745
Internet Initiative Japan, Inc.	2,600	50,855
Asahi Glass Company Ltd.	5,000	40,874
Central Japan Railway Co.	200	32,798
Alps Electric Company Ltd.	1,100	30,935
Olympus Corp.	500	18,289
Total Japan		2,081,674

United Kingdom – 11.6%
Lloyds Banking Group plc	223,645	203,804
Carnival plc	2,246	144,104
TalkTalk Telecom Group plc[1]	53,968	123,664
Pearson plc	13,539	123,483
Foxtons Group plc	83,372	120,814
ITV plc	43,752	110,534
Persimmon plc	3,076	97,487
Halfords Group plc	20,709	97,126
Vodafone Group plc	32,192	96,207
Aberdeen Asset Management plc	25,058	93,488
Capita plc	12,042	90,553
Interserve plc	30,030	87,226
Legal & General Group plc	24,827	80,703
Royal Dutch Shell plc — Class A	2,947	79,893
SSE plc	3,878	75,345
Centrica plc	25,119	65,925
Ashtead Group plc	3,247	65,642
Total United Kingdom		1,755,998

France – 7.9%
Societe Generale S.A.[1]	4,294	225,352
BNP Paribas S.A.[1]	3,047	215,243
Electricite de France S.A.	11,362	122,553
Carrefour S.A.	4,662	121,861
Engie S.A.[1]	7,909	120,820
Cie Generale des Etablissements Michelin — Class B1	934	117,632
Publicis Groupe S.A.[1]	1,456	111,580
L’Oreal S.A.	382	81,810
Capgemini SE	779	80,731
Total France		1,197,582

United States – 5.1%
EOG Resources, Inc.	1,607	145,128
Apache Corp.	2,988	139,719
Murphy Oil Corp.	5,528	134,938
Noble Energy, Inc.	4,307	123,568
Devon Energy Corp.	3,544	120,425
SM Energy Co.	6,283	106,623
Total United States		770,401

Cayman Islands – 4.8%
Hopewell Highway Infrastructure Ltd.	411,000	229,962
Xinyuan Real Estate Co. Ltd. ADR	33,117	156,312
CK Hutchison Holdings Ltd.	9,500	123,864
China State Construction International Holdings Ltd.	70,000	121,451
Silicon Motion Technology Corp. ADR	1,207	63,066
NetEase, Inc. ADR	111	31,611
Total Cayman Islands		726,266

China – 4.0%
Huaneng Power International, Inc. ADR[1]	10,167	321,480
Sun Hung Kai Properties Ltd.	11,000	162,760
China Telecom Corporation Ltd. ADR[1]	1,389	68,908
China Southern Airlines Company, Ltd. ADR	1,574	60,363
Total China		613,511

Netherlands – 3.9%
Koninklijke KPN N.V.	68,490	233,594
Koninklijke Ahold Delhaize N.V.	5,489	121,164
Randstad Holding N.V.	2,061	119,356
ASM International N.V.	1,281	79,529
ASML Holding N.V.	325	42,942
Total Netherlands		596,585

Taiwan, Province of China – 3.7%
ChipMOS Technologies, Inc.[1]	12,591	254,211
Chunghwa Telecom Company Ltd. ADR[1]	3,717	133,849

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 87.0% (continued)
Taiwan, Province of China – 3.7% (continued)
Advanced Semiconductor Engineering, Inc. ADR	14,238	$90,554
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,211	78,181
Total Taiwan, Province of China		556,795

Sweden – 2.7%
Telia Company AB	20,695	94,899
Tele2 AB — Class B	8,423	86,852
Svenska Handelsbanken AB — Class A	5,481	77,334
Hennes & Mauritz AB — Class B REIT	3,075	76,742
Assa Abloy AB — Class B	3,068	69,034
Total Sweden		404,861

Canada – 2.5%
Canadian Natural Resources Ltd.	5,475	158,008
Encana Corp.[1]	14,184	137,868
Crescent Point Energy Corp[1]	10,421	90,142
Total Canada		386,018

Bermuda – 2.5%
Man Wah Holdings Ltd.	304,800	305,095
Li & Fung Ltd.	176,000	72,501
Total Bermuda		377,596

Hong Kong – 2.5%
Far East Consortium International Ltd.	216,216	109,878
Television Broadcasts Ltd.	25,800	97,175
China Resources Power Holdings Company Ltd.	42,000	86,669
China Merchants Port Holdings Company Ltd.	28,000	83,003
Total Hong Kong		376,725

Germany – 2.4%
Bayer AG	819	108,766
Continental AG	362	80,600
Henkel AG & Company KGaA	494	61,411
MTU Aero Engines AG	416	58,755
HeidelbergCement AG	543	50,607
Total Germany		360,139

Cyprus – 2.3%
QIWI plc ADR	15,151	350,140

Switzerland – 1.9%
LafargeHolcim Ltd.*	2,007	120,621
Panalpina Welttransport Holding AG	642	88,183
Zurich Insurance Group AG	283	83,272
Total Switzerland		292,076

Argentina – 1.9%
Nortel Inversora S.A.	5,388	160,562
Telecom Argentina S.A. ADR	3,997	103,003
YPF S.A. ADR	718	17,706
Grupo Financiero Galicia S.A. ADR	94	4,189
Total Argentina		285,460

Australia – 1.8%
Brambles Ltd.	16,919	130,614
National Australia Bank Ltd.	3,194	71,619
Telstra Corp., Ltd.	19,560	64,070
Total Australia		266,303

Spain – 1.5%
Telefonica S.A.	9,798	109,231
Industria de Diseno Textil S.A.	2,190	89,628
Gamesa Corporation Tecnologica S.A.	1,217	27,630
Total Spain		226,489

Denmark – 1.5%
Novo Nordisk A/S — Class B	4,064	172,858
Vestas Wind Systems A/S	576	51,237
Total Denmark		224,095

South Africa – 1.3%
Sibanye Gold Ltd. ADR[1]	21,143	106,983
DRDGOLD Ltd. ADR[1]	28,901	86,703
Total South Africa		193,686

Chile – 1.0%
Banco Santander Chile ADR	5,348	132,095
Cencosud S.A. ADR[1]	3,038	25,215
Total Chile		157,310

Colombia – 1.0%
Grupo Aval Acciones y Valores S.A.	18,525	154,869

Israel – 1.0%
Bank Hapoalim BM	11,341	75,558
Formula Systems 1985 Ltd.	1,762	74,576
Total Israel		150,134

Peru – 1.0%
Cementos Pacasmayo S.A.A.[1]	12,928	146,733
Fossal S.A.A.*	10	11
Total Peru		146,744

Austria – 0.8%
Flughafen Wien AG1	1,979	75,196
Telekom Austria AG*	6,460	52,978
Total Austria		128,174

Ireland – 0.6%
James Hardie Industries plc	6,652	96,962

Indonesia – 0.5%
Telekomunikasi Indonesia Persero Tbk PT ADR	2,110	69,567

Jersey – 0.4%
Randgold Resources Ltd. ADR[1]	447	42,385
Shire plc	375	21,647
Total Jersey		64,032

Portugal – 0.4%
Pharol SGPS S.A.[1]	203,608	61,589

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 87.0% (continued)
Brazil – 0.4%
Banco Santander Brasil S.A. ADR	7,411	$57,361

India – 0.2%
HDFC Bank Ltd. ADR	235	20,633
Dr Reddy’s Laboratories Ltd. ADR	442	17,079
Total India		37,712

Republic of Korea – 0.1%
SK Telecom Company Ltd. ADR	348	8,742
Total Common Stocks
(Cost $12,512,704)		13,175,596

PREFERRED STOCKS† – 2.6%
Brazil – 1.4%
Braskem S.A. ADR	9,457	194,814

Colombia – 0.7%
Bancolombia S.A. ADR	2,558	112,578

Chile – 0.5%
Embotelladora Andina S.A. — Class B ADR[1]	3,283	81,090
Total Preferred Stocks
(Cost $318,469)		388,482

ROYALTY TRUST† – 0.4%
United States – 0.4%
BP Prudhoe Bay Royalty Trust[1]	2,730	55,965
Total Royalty Trust
(Cost $74,483)		55,965

CLOSED-END FUNDS† – 9.5%
United States – 9.5%
Western Asset Global High Income Fund, Inc.[1]	10,644	108,887
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	13,321	108,033
Western Asset High Income Fund II, Inc.	14,761	107,903
Alpine Global Premier Properties Fund	17,027	104,716
Barings Global Short Duration High Yield Fund[1]	5,020	101,655
DoubleLine Income Solutions Fund[1]	4,920	100,762
Nuveen Global High Income Fund	5,800	99,122
Eaton Vance Tax-Advantaged Global Dividend Income Fund[1]	5,653	95,310
Cohen & Steers Select Preferred and Income Fund, Inc.[1]	3,272	91,485
First Trust Intermediate Duration Preferred & Income Fund[1]	3,703	90,983
Western Asset High Yield Defined Opportunity Fund, Inc.	5,851	90,339
Prudential Global Short Duration High Yield Fund, Inc.[1]	5,892	89,735
BlackRock Multi-Sector Income Trust[1]	4,871	87,629
Diversified Real Asset Income Fund[1]	4,999	87,433
AllianceBernstein Global High Income Fund, Inc.[1]	6,413	82,151
Total Closed-End Funds
(Cost $1,386,838)		1,446,143

	Face Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 14.9%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$523,524	$523,524
Nomura Securities International, Inc.
issued 05/31/17
at 0.82% due 06/01/17	523,524	523,524
Citigroup Global Markets, Inc.
issued 05/31/17 at 0.81%
due 06/01/17	523,524	523,524
HSBC Securities (USA), Inc.
issued 05/31/17 at 0.79%
due 06/01/17	523,524	523,524
Royal Bank of Scotland plc
issued 05/31/17 at 0.79%
due 06/01/17	155,146	155,146
Total Securities Lending Collateral
(Cost $2,249,242)		2,249,242
Total Investments – 114.4%
(Cost $16,541,736)		$17,315,428
Other Assets & Liabilities, net – (14.4)%		(2,182,962)
Total Net Assets – 100.0%		$15,132,466

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Securities lending collateral — See Note 5.

AB	Stock Company
A/S	Common Stock Company
ADR	American Depositary Receipt
N.V.	Publicly Traded Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Corporation

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF continued

Portfolio Breakdown	% of Net Assets
Financial	14.8%
Communications	12.8%
Consumer, Non-cyclical	12.3%
Consumer, Cyclical	12.1%
Closed-End Fund	9.6%
Industrial	9.3%
Energy	8.0%
Other	20.6%
Total Long-Term Investments	99.5%
Securities Lending Collateral	14.9%
Total Investments	114.4%
Other Assets & Liabilities, net	-14.4%
Net Assets	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	38.6%
Euro	17.1%
Japanese Yen	13.8%
British Pound	11.8%
Hong Kong Dollar	9.2%
Swedish Krona	2.7%
Australian Dollar	2.4%
Other	4.4%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Closed-End Funds	$1,446,143	$—	$—	$1,446,143
Common Stocks	13,175,596	—	—	13,175,596
Preferred Stocks	388,482	—	—	388,482
Royalty Trust	55,965	—	—	55,965
Securities Lending
Collateral	—	2,249,242	—	2,249,242
Total	$15,066,186	$2,249,242	$—	$17,315,428

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

CUT Guggenheim MSCI Global Timber ETF

	Shares	Value
COMMON STOCKS† – 98.7%
United States – 44.7%
International Paper Co.	184,771	$9,770,691
Weyerhaeuser Co. REIT	290,552	9,576,594
WestRock Co.	174,311	9,486,005
Packaging Corporation of America	90,049	9,199,406
Sealed Air Corp.	184,900	8,213,258
Avery Dennison Corp.	85,465	7,201,281
Sonoco Products Co.	94,971	4,815,979
Graphic Packaging Holding Co.	298,255	4,029,425
Bemis Company, Inc.	88,352	3,944,033
Rayonier, Inc. REIT	117,501	3,300,603
Louisiana-Pacific Corp.*	137,919	3,072,835
Domtar Corp.	59,814	2,176,033
Potlatch Corp. REIT	38,750	1,772,813
KapStone Paper and Packaging Corp.	83,158	1,757,129
Neenah Paper, Inc.	16,059	1,252,602
Schweitzer-Mauduit International, Inc.	29,351	1,094,205
Boise Cascade Co.*	36,680	988,526
PH Glatfelter Co.	41,627	763,023
Clearwater Paper Corp.*	15,733	729,225
Deltic Timber Corp.	10,456	709,544
Mercer International, Inc.	43,278	504,189
CatchMark Timber Trust, Inc. — Class A REIT	37,076	419,700
Resolute Forest Products, Inc.*	55,600	250,200
Total United States		85,027,299

Finland – 11.1%
UPM-Kymmene Oyj	343,390	9,692,166
Stora Enso Oyj — Class R	526,479	6,666,210
Huhtamaki Oyj	87,535	3,403,817
Metsa Board Oyj[1]	183,268	1,399,316
Total Finland		21,161,509

South Africa – 8.6%
Mondi plc	350,960	9,170,177
Sappi Ltd.	531,641	3,895,106
Mondi Ltd.	113,068	2,960,755
Mpact Ltd.	164,459	404,093
Total South Africa		16,430,131

Australia – 6.3%
Amcor Ltd.	834,546	9,530,397
Orora Ltd.	1,153,191	2,412,365
Quintis Ltd.††,1	312,667	68,666
Total Australia		12,011,428

Japan – 5.1%
Oji Holdings Corp.	824,472	4,048,364
Nippon Paper Industries Company Ltd.[1]	99,966	1,901,962
Rengo Company Ltd.	168,072	943,823
Hokuetsu Kishu Paper Co. Ltd.	119,953	923,091
Daio Paper Corp.[1]	64,248	788,975
Pack Corp.	11,412	341,581
Tokushu Tokai Paper Company Ltd.	8,600	311,073
Daiken Corp.	13,200	281,105
Mitsubishi Paper Mills Ltd.*	26,300	175,753
Total Japan		9,715,727

Canada – 4.7%
West Fraser Timber Company Ltd.	65,266	2,841,707
Stella-Jones, Inc.	43,077	1,425,588
Norbord, Inc.[1]	41,000	1,168,350
Canfor Corp.*	69,804	994,320
Interfor Corp.*	66,876	872,898
Cascades, Inc.	63,204	767,882
Western Forest Products, Inc.	377,917	593,162
Canfor Pulp Products, Inc.	28,758	263,159
Total Canada		8,927,066

Ireland – 3.4%
Smurfit Kappa Group plc	226,290	6,375,574

Brazil – 3.3%
Klabin S.A.	563,401	2,901,441
Fibria Celulose S.A. ADR	238,220	2,722,855
Duratex S.A.	297,502	736,691
Total Brazil		6,360,987

United Kingdom – 2.7%
DS Smith plc	905,018	5,107,954

Sweden – 2.5%
BillerudKorsnas AB	169,141	2,702,357
Holmen AB — Class B	47,502	2,139,370
Total Sweden		4,841,727

Chile – 1.5%
Empresas CMPC S.A.	1,194,586	2,841,880

Bermuda – 1.3%
Nine Dragons Paper Holdings Ltd.	1,563,000	1,853,348
Multi Packaging Solutions International Ltd.*	33,413	601,434
Total Bermuda		2,454,782

Portugal – 1.1%
Navigator Company S.A.*	171,423	776,844
Corticeira Amorim SGPS S.A.	38,131	519,685
Semapa-Sociedade de Investimento e Gestao	23,300	434,148
Altri SGPS S.A.	58,811	287,017
Total Portugal		2,017,694

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2017

CUT Guggenheim MSCI Global Timber ETF continued

	Shares	Value
COMMON STOCKS† – 98.7% (continued)
Cayman Islands – 1.0%
Lee & Man Paper Manufacturing Ltd.	1,518,000	$1,318,823
Greatview Aseptic Packaging Company Ltd.	1,023,000	547,441
China Wood Optimization Holding Ltd.	286,773	78,755
Total Cayman Islands		1,945,019

Spain – 0.7%
Ence Energia y Celulosa S.A.	131,547	518,476
Miquel y Costas & Miquel S.A.	12,827	458,971
Papeles y Cartones de Europa S.A.	37,220	324,368
Total Spain		1,301,815

China – 0.4%
Shandong Chenming Paper Holdings Ltd. — Class H	618,307	718,883

France – 0.1%
Oeneo S.A.	23,983	261,329

Malaysia – 0.1%
Ta Ann Holdings BHD	168,875	136,915
Jaya Tiasa Holdings BHD	323,200	86,086
Total Malaysia		223,001

Thailand – 0.1%
Polyplex Thailand PCL	301,000	123,723
Total Common Stocks
(Cost $152,884,963)		187,847,528

PREFERRED STOCKS† – 1.0%
Brazil – 1.0%
Suzano Papel E Celulose S.A.	386,145	1,827,842
Total Preferred Stocks
(Cost $1,112,002)		1,827,842

	Face Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.1%
Repurchase Agreements
Daiwa Capital Markets America Inc. issued 05/31/17 at 0.85%
due 06/01/17	$473,398	$473,398
Nomura Securities International, Inc. issued
05/31/17 at 0.82% due 06/01/17	473,398	473,398
Citigroup Global Markets, Inc. issued 05/31/17 at 0.81%
due 06/01/17	473,398	473,398
RBC Dominion Securities, Inc. issued 05/31/17 at 0.80%
due 06/01/17	473,398	473,398
Royal Bank of Scotland plc issued 05/31/17 at 0.79%
due 06/01/17	140,296	140,296
Total Securities Lending Collateral
(Cost $2,033,888)		2,033,888
Total Investments – 100.8%
(Cost $156,030,853)		$191,709,258
Other Assets & Liabilities, net – (0.8)%		(1,506,507)
Total Net Assets – 100.0%		$190,202,751

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Securities lending collateral — See Note 5.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Corporation

Portfolio Breakdown	% of Net Assets
Basic Materials	51.7%
Industrial	36.3%
Financial	7.9%
Consumer, Non-cyclical	3.8%
Total Long-Term Investments	99.7%
Securities Lending Collateral	1.1%
Total Investments	100.8%
Other Assets & Liabilities, net	-0.8%
Net Assets	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	46.6%
Euro	16.4%
British Pound	7.5%
Australian Dollar	6.3%
Japanese Yen	5.1%
Canada	4.7%
South African Rand	3.8%
Brazilian Real	2.9%
Other	6.7%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$187,778,862	$68,666	$—	$187,847,528
Preferred Stocks	1,827,842	—	—	1,827,842
Securities Lending
Collateral	—	2,033,888	—	2,033,888
Total	$189,606,704	$2,102,554	$—	$191,709,258

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

SEA Guggenheim Shipping ETF

	Shares	Value
COMMON STOCKS† – 80.4%
Denmark – 23.8%
AP Moller – Maersk A/S — Class B	12,928	$24,640,953

Bermuda – 20.8%
COSCO SHIPPING Ports Ltd.	4,930,161	5,757,427
Ship Finance International Ltd.[1]	253,898	3,427,623
GasLog Ltd.[1]	217,259	2,813,504
Nordic American Tankers Ltd.[1]	459,297	2,737,410
Tsakos Energy Navigation Ltd.	619,972	2,647,280
BW LPG Ltd.[1,2]	556,968	2,269,560
Avance Gas Holding Ltd.*,1,2	714,248	1,891,115
Total Bermuda		21,543,919

Japan – 13.4%
Nippon Yusen K.K.*	4,042,266	7,347,248
Kawasaki Kisen Kaisha Ltd.*,1	2,487,412	6,455,552
Total Japan		13,802,800

Marshall Islands – 11.1%
Costamare, Inc.	422,101	2,764,762
DHT Holdings, Inc.[1]	605,435	2,554,936
Teekay Tankers Ltd. — Class A	1,160,394	2,181,541
Seaspan Corp.[1]	397,333	2,062,158
Teekay Corp.[1]	318,151	1,943,903
Total Marshall Islands		11,507,300

United States – 4.1%
Matson, Inc.	145,046	4,244,046

Belgium – 3.6%
Euronav N.V.[1]	489,208	3,717,981

Singapore – 3.6%
Sembcorp Marine Ltd.[1]	3,040,621	3,703,518
Total Common Stocks
(Cost $89,839,660)		83,160,517

MASTER LIMITED PARTNERSHIPS† – 19.0%
Marshall Islands – 19.0%
Golar LNG Partners, LP1	188,789	3,730,471
Teekay LNG Partners, LP1	221,183	3,361,981
GasLog Partners, LP	136,704	2,993,818
Capital Product Partners, LP	845,551	2,815,685
KNOT Offshore Partners, LP1	132,444	2,807,813
Dynagas LNG Partners, LP1	167,148	2,321,686
Teekay Offshore Partners, LP1	512,234	1,603,292
Total Master Limited Partnerships
(Cost $21,807,919)		19,634,746

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,3 – 17.4%
Repurchase Agreements
Daiwa Capital Markets America Inc.
issued 05/31/17 at 0.85%
due 06/01/17	$4,199,251	$4,199,251
Nomura Securities International, Inc.
issued 05/31/17 at 0.82%
due 06/01/17	4,199,251	4,199,251
Citigroup Global Markets, Inc.
issued 05/31/17 at 0.81%
due 06/01/17	4,199,251	4,199,251
HSBC Securities (USA), Inc.
issued 05/31/17 at 0.79%
due 06/01/17	4,199,251	4,199,251
Royal Bank of Scotland plc
issued 05/31/17 at 0.79%
due 06/01/17	1,244,401	1,244,401
Total Securities Lending Collateral
(Cost $18,041,405)		18,041,405
Total Investments – 116.8%
(Cost $129,688,984)		$120,836,668
Other Assets & Liabilities, net – (16.8)%		(17,352,388)
Total Net Assets – 100.0%		$103,484,280

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2017 — See Note 5.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $4,160,675 (cost $3,832,892), or 4.0% of total net assets.
3	Securities lending collateral — See Note 5.

A/S	Limited Liability Stock Company or Stock Company
K.K.	Joint Stock Company
N.V.	Publicly Traded Company
plc	Public Limited Company

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2017

SEA Guggenheim Shipping ETF continued

Country Diversification
% of Long-Term
Country	Investments
Marshall Islands	30.3%
Denmark	24.0%
Bermuda	21.0%
Japan	13.4%
United States	4.1%
Belgium	3.6%
Singapore	3.6%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Country	Investments
United States Dollar	49.4%
Danish Krone	24.0%
Japanese Yen	13.4%
Hong Kong Dollar	5.6%
Norwegian Krone	4.0%
Singapore Dollar	3.6%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$83,160,517	$—	$—	$83,160,517
Master Limited
Partnerships	19,634,746	—	—	19,634,746
Securities Lending
Collateral	—	18,041,405	—	18,041,405
Total	$102,795,263	$18,041,405	$—	$120,836,668

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended May 31, 2017, there were no transfers between levels.

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	May 31, 2017

	Guggenheim	Guggenheim		Guggenheim	Guggenheim
	Canadian Energy	China Real Estate		China Small Cap	Frontier Markets
	Income ETF	ETF		ETF	ETF
	(ENY )	(TAO	)	(HAO )	(FRN	)
ASSETS:
Investments, at value — including securities on loan	$24,463,610	$43,846,562		$85,207,958	$63,425,467
Repurchase agreements, at value	8,165,155	899,363		9,351,043	253,163
Foreign currency, at value	9,307	74,047		70,029	248,881
Cash	133,903	69,556		72,840	—
Prepaid expenses	163	—		300	221
Receivables:
Dividends	66,343	151,034		485,101	424,918
Due from adviser	—	11,062		—	2,673
Securities lending income	2,111	10,947		38,314	1,020
Investments sold	—	73,063		43,124	426,304
Tax reclaims	—	—		—	1,004
Total assets	32,840,592	45,135,634		95,268,709	64,783,651
LIABILITIES:
Due to custodian	—	—		—	315,646
Payable for:
Upon return of securities loaned	8,165,155	899,363		9,351,043	253,163
Professional fees	26,446	43,796		17,366	31,644
Intraday valuation fees	19,770	30,955		29,998	12,197
Management fees	17,077	—		37,342	—
Investments purchased	—	73,102		43,145	151,104
Fund shares redeemed	—	—		17,057	—
Foreign capital gain tax	—	—		—	40,578
Other liabilities	15,697	50,307		85,721	145,281
Total liabilities	8,244,145	1,097,523		9,581,672	949,613
NET ASSETS	$24,596,447	$44,038,111		$85,687,037	$63,834,038
NET ASSETS CONSIST OF:
Paid-in capital	$126,623,704	$56,872,533		$164,956,324	$130,826,782
Undistributed net investment income	135,517	454,283		1,866,978	859,968
Accumulated net realized loss on investments and foreign currency transactions	(97,162,709)	(15,390,846)		(65,932,413)	(75,472,600)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(5,000,065)	2,102,141		(15,203,852)	7,619,888
NET ASSETS	$24,596,447	$44,038,111		$85,687,037	$63,834,038
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,020,000	1,760,000		3,400,000	4,640,000
Net asset value	$8.14	$25.02		$25.20	$13.76
Investments in securities, at cost	29,463,897	41,744,360		100,410,995	55,755,926
Repurchase agreements, at cost	8,165,155	899,363		9,351,043	253,163
Foreign currency, at cost	9,229	74,044		70,354	214,451
Securities on loan, at value	7,688,287	2,611,688		14,533,970	247,996

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 47

STATEMENTS OF ASSETS AND LIABILITIES continued	May 31, 2017

	Guggenheim
	International Multi-Asset	Guggenheim MSCI		Guggenheim
	Income ETF	Global Timber ETF		Shipping ETF
	(HGI )	(CUT	)	(SEA )
ASSETS:
Investments, at value — including securities on loan	$15,066,186	$189,675,370		$102,795,263
Repurchase agreements, at value	2,249,242	2,033,888		18,041,405
Foreign currency, at value	4,245	648		2,263
Cash	—	1,677,632		180,512
Prepaid expenses	148	348		—
Receivables:
Dividends	68,236	338,965		205,541
Due from adviser	10,450	—		—
Investments sold	50,330	4,932,974		—
Tax reclaims	20,500	447,562		286,609
Securities lending income	6,662	18,577		74,200
Total assets	17,475,999	199,125,964		121,585,793
LIABILITIES:
Due to custodian	17,522	—		—
Payable for:
Upon return of securities loaned	2,249,242	2,033,888		18,041,405
Professional fees	37,405	32,564		—
Intraday valuation fees	14,970	19,385		—
Investments purchased	11,092	6,682,725		—
Management fees	—	76,299		60,108
Other liabilities	13,302	78,352		—
Total liabilities	2,343,533	8,923,213		18,101,513
NET ASSETS	$15,132,466	$190,202,751		$103,484,280
NET ASSETS CONSIST OF:
Paid-in capital	$51,663,073	$201,366,318		$138,815,200
Undistributed (distributions in excess of) net investment income	(17,190)	2,007,980		1,052,504
Accumulated net realized loss on investments and foreign currency transactions	(37,286,604)	(48,841,192)		(27,541,488)
Net unrealized appreciation (depreciation) on investments and foreign currencies	773,187	35,669,645		(8,841,936)
NET ASSETS	$15,132,466	$190,202,751		$103,484,280
Shares outstanding ($0.01 par value with unlimited amount authorized)	900,000	6,900,000		9,000,000
Net asset value	$16.81	$27.57		$11.50
Investments in securities, at cost	14,292,494	153,996,965		111,647,579
Repurchase agreements, at cost	2,249,242	2,033,888		18,041,405
Foreign currency, at cost	4,173	649		2,210
Securities on loan, at value	2,188,507	3,058,964		28,752,679

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF OPERATIONS	May 31, 2017
For the year ended May 31, 2017

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$986,571	$1,446,487	$2,350,834	$1,570,434
Income from securities lending	44,556	59,121	512,073	36,769
Total investment income	1,031,127	1,505,608	2,862,907	1,607,203
EXPENSES:
Management fees	142,942	196,157	520,891	227,585
Professional fees	51,727	57,805	52,091	52,436
Intraday valuation fees	14,965	14,965	14,995	13,140
Printing fees	10,741	10,642	14,482	13,266
Trustees’ fees and expenses**	9,033	9,131	11,299	9,487
Administration fees	7,862	10,788	26,044	12,517
Listing fees	5,000	5,000	5,000	5,000
Licensing fees	3,269	39,738	117,061	45,517
Insurance	1,313	1,061	2,376	1,470
Custodian fees	9,499	36,425	84,539	151,281
Other expenses	—	6,460	7,790	1,143
Total expenses	256,351	388,172	856,568	532,842
Less:
Expenses waived by advisor	(51,384)	(95,385)	(69,938)	(206,705)
Reimbursement of custody fees	(15,865)	(18,168)	(76,325)	(7,518)
Total Expenses waived	(67,249)	(113,553)	(146,263)	(214,223)
Net expenses	189,102	274,619	710,305	318,619
Net investment income	842,025	1,230,989	2,152,602	1,288,584
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments***	(2,169,867)	(809,950)	(9,051,549)	(2,379,933)
In-kind transactions	683,061	925,086	(1,297,624)	92,621
Foreign currency transactions	3,497	(1,687)	(2,986)	(135,773)
Net realized gain (loss)	(1,483,309)	113,449	(10,352,159)	(2,423,085)
Net change in unrealized appreciation (depreciation) on:
Investments****	1,117,135	5,911,687	23,608,931	11,751,590
Foreign currency translations	452	12	226	(9,536)
Net change in unrealized appreciation	1,117,587	5,911,699	23,609,157	11,742,054
Net realized and unrealized gain (loss)	(365,722)	6,025,148	13,256,998	9,318,969
Net increase in net assets resulting from operations	$476,303	$7,256,137	$15,409,600	$10,607,553
* Foreign taxes withheld	$170,673	$7,349	$119,476	$123,219

**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
***	Includes foreign capital gains tax paid of $(17,648) for Guggenheim Frontier Markets ETF.
****	Includes change in foreign capital gains tax accrued of $(40,578) for Guggenheim Frontier Markets ETF.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 49

STATEMENTS OF OPERATIONS continued	May 31, 2017

For the year ended May 31, 2017

	Guggenheim
	International Multi-Asset	Guggenheim MSCI	Guggenheim
	Income ETF	Global Timber ETF	Shipping ETF
	(HGI )	(CUT )	(SEA )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$596,171	$4,095,020	$3,197,674
Income from securities lending	53,703	113,722	785,159
Miscellaneous income	16	—	—
Total investment income	649,890	4,208,742	3,982,833
EXPENSES:
Management fees	78,368	872,180	471,274
Professional fees	53,912	58,970	—
Licensing fees	15,674	104,662	—
Intraday valuation fees	14,965	14,965	—
Trustees’ fees and expenses**	8,606	13,934	—
Printing fees	5,843	37,179	—
Listing fees	5,000	5,000	—
Administration fees	4,310	47,970	—
Insurance	1,117	3,351	—
Custodian fees	27,356	63,535	—
Other expenses	—	1,097	—
Total expenses	215,151	1,222,843	471,274
Less:
Expenses waived by advisor	(72,318)	(229,118)	—
Reimbursement of custody fees	(33,118)	(7,373)	—
Total Expenses waived	(105,436)	(236,491)	—
Net expenses	109,715	986,352	471,274
Net investment income	540,175	3,222,390	3,511,559
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	513,785	877,242	(14,845,276)
In-kind transactions	93,745	2,673,680	2,022,494
Foreign currency transactions	(5,066)	(26,506)	(12,380)
Net realized gain (loss)	602,464	3,524,416	(12,835,162)
Net change in unrealized appreciation (depreciation) on:
Investments	1,395,570	24,478,136	9,353,510
Foreign currency translations	1,595	(2,491)	16,466
Net change in unrealized appreciation	1,397,165	24,475,645	9,369,976
Net realized and unrealized gain (loss)	1,999,629	28,000,061	(3,465,186)
Net increase in net assets resulting from operations	$2,539,804	$31,222,451	$46,373
* Foreign taxes withheld	$44,262	$201,949	$145,013

**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2017

	Guggenheim Canadian		Guggenheim China
	Energy Income ETF		Real Estate ETF
	(ENY)		(TAO)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$842,025	$1,090,597	$1,230,989	$731,491
Net realized gain (loss) on investments and foreign currency transactions	(1,483,309)	(11,346,515)	113,449	(1,387,186)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,117,587	1,890,153	5,911,699	(5,096,974)
Net increase (decrease) in net assets resulting from operations	476,303	(8,365,765)	7,256,137	(5,752,669)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(846,327)	(1,087,513)	(950,372)	(834,630)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	1,333,331	46,360,577	1,228,064
Cost of shares redeemed	(4,407,991)	(4,587,286)	(21,118,129)	(16,698,821)
Net increase (decrease) in net assets resulting from shareholder transactions	(4,407,991)	(3,253,955)	25,242,448	(15,470,757)
Net increase (decrease) in net assets	(4,778,015)	(12,707,233)	31,548,213	(22,058,056)
NET ASSETS:
Beginning of period	29,374,462	42,081,695	12,489,898	34,547,954
End of period	$24,596,447	$29,374,462	$44,038,111	$12,489,898
Undistributed net investment income at end of period	$135,517	$113,535	$454,283	$142,343
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	200,000	2,100,000	50,000
Shares redeemed	(500,000)	(600,000)	(1,000,000)	(800,000)
Net increase (decrease) in shares	(500,000)	(400,000)	1,100,000	(750,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 51

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2017

	Guggenheim China		Guggenheim Frontier
	Small Cap ETF		Markets ETF
	(HAO)		(FRN)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,152,602	$4,261,804	$1,288,584	$1,298,053
Net realized loss on investments and foreign currency transactions	(10,352,159)	(24,756,386)	(2,423,085)	(5,994,723)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,609,157	(76,327,592)	11,742,054	(2,372,785)
Net increase (decrease) in net assets resulting from operations	15,409,600	(96,822,174)	10,607,553	(7,069,455)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,021,200)	(4,786,860)	(1,546,958)	(738,556)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	22,182,320	17,028,606	—
Cost of shares redeemed	(21,580,496)	(124,781,522)	(1,735,744)	(14,769,473)
Net increase (decrease) in net assets resulting from shareholder transactions	(21,580,496)	(102,599,202)	15,292,862	(14,769,473)
Net increase (decrease) in net assets	(9,192,096)	(204,208,236)	24,353,457	(22,577,484)
NET ASSETS:
Beginning of period	94,879,133	299,087,369	39,480,581	62,058,065
End of period	$85,687,037	$94,879,133	$63,834,038	$39,480,581
Undistributed net investment income at end of period	$1,866,978	$2,644,640	$859,968	$1,258,290
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	650,000	1,350,000	—
Shares redeemed	(900,000)	(4,950,000)	(150,000)	(1,250,000)
Net increase (decrease) in shares	(900,000)	(4,300,000)	1,200,000	(1,250,000)

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2017

	Guggenheim International		Guggenheim MSCI
	Multi-Asset Income ETF		Global Timber ETF
	(HGI)		(CUT)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$540,175	$730,024	$3,222,390	$5,077,519
Net realized gain (loss) on investments and foreign currency transactions	602,464	(5,282,371)	3,524,416	(3,492,035)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,397,165	593,516	24,475,645	(21,484,523)
Net increase (decrease) in net assets resulting from operations	2,539,804	(3,958,831)	31,222,451	(19,899,039)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(556,170)	(766,760)	(3,735,200)	(2,705,920)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	—	13,735,812	32,597,878
Cost of shares redeemed	(3,080,112)	(5,525,120)	(14,080,512)	(46,642,136)
Net decrease in net assets resulting from shareholder transactions	(3,080,112)	(5,525,120)	(344,700)	(14,044,258)
Net increase (decrease) in net assets	(1,096,478)	(10,250,711)	27,142,551	(36,649,217)
NET ASSETS:
Beginning of period	16,228,944	26,479,655	163,060,200	199,709,417
End of period	$15,132,466	$16,228,944	$190,202,751	$163,060,200
Undistributed (distributions in excess of) net investment income at end of period	$(17,190)	$(12,119)	$2,007,980	$2,550,786
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	—	550,000	1,350,000
Shares redeemed	(200,000)	(400,000)	(550,000)	(2,050,000)
Net decrease in shares	(200,000)	(400,000)	—	(700,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 53

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2017

	Shipping ETF
	(SEA)
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,511,559	$3,041,925
Net realized loss on investments and foreign currency transactions	(12,835,162)	(9,634,671)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,369,976	(11,629,696)
Net increase (decrease) in net assets resulting from operations	46,373	(18,222,442)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,310,900)	(4,480,010)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	80,133,626	19,976,902
Cost of shares redeemed	(10,609,735)	(30,626,060)
Net increase (decrease) in net assets resulting from shareholder transactions	69,523,891	(10,649,158)
Net increase (decrease) in net assets	66,259,364	(33,351,610)
NET ASSETS:
Beginning of period	37,224,916	70,576,526
End of period	$103,484,280	$37,224,916
Undistributed net investment income at end of period	$1,052,504	$839,266
CHANGES IN SHARES OUTSTANDING:
Shares sold	6,800,000	1,600,000
Shares redeemed	(900,000)	(2,100,000)
Net increase (decrease) in shares	5,900,000	(500,000)

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2017

ENY Guggenheim Canadian Energy Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$8.35	$10.74	$16.36	$14.51	$14.83
Income from investment operations:
Net investment income(a)	0.26	0.29	0.41	0.42	0.45
Net gain (loss) on investments (realized and unrealized)	(0.21)	(2.39)	(5.63)	1.88	(0.33)
Total from investment operations	0.05	(2.10)	(5.22)	2.30	0.12
Less distributions from:
Net investment income	(0.26)	(0.29)	(0.40)	(0.39)	(0.42)
Return of capital	—	—	—	(0.06)	(0.02)
Total distributions to shareholders	(0.26)	(0.29)	(0.40)	(0.45)	(0.44)
Net asset value, end of period	$8.14	$8.35	$10.74	$16.36	$14.51
Market value, end of period	$8.09	$8.33	$10.79	$16.44	$14.43
Total Return(b)
Net asset value	0.36%	-19.34%	-32.39%	16.30%	0.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$24,596	$29,374	$42,082	$46,127	$60,518
Ratio to average net assets of:
Net investment income	2.95%	3.68%	3.15%	2.87%	2.89%
Total expenses	0.90%	0.87%	0.79%	0.80%	0.83%
Net expenses	0.66%	0.69%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	22%	35%	28%	80%	130%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 55

FINANCIAL HIGHLIGHTS continued	May 31, 2017

TAO Guggenheim China Real Estate ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$18.92	$24.50	$20.52	$22.03	$16.72
Income from investment operations:
Net investment income(a)	0.68	0.81	0.66	0.68	0.41
Net gain (loss) on investments (realized and unrealized)	5.82	(5.42)	3.86	(1.54)	5.29
Total from investment operations	6.50	(4.61)	4.52	(0.86)	5.70
Less distributions from:
Net investment income	(0.40)	(0.97)	(0.54)	(0.65)	(0.39)
Total distributions to shareholders	(0.40)	(0.97)	(0.54)	(0.65)	(0.39)
Net asset value, end of period	$25.02	$18.92	$24.50	$20.52	$22.03
Market value, end of period	$25.14	$18.83	$24.55	$20.43	$21.66
Total Return(b)
Net asset value	34.94%	-19.05%	22.50%	-3.82%	34.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$44,038	$12,490	$34,548	$22,778	$50,881
Ratio to average net assets of:
Net investment income	3.14%	3.94%	3.04%	3.32%	1.88%
Total expenses	0.99%	1.15%	0.88%	0.95%	0.93%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	17%	32%	16%	9%	20%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2017

HAO Guggenheim China Small Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$22.06	$34.78	$24.72	$24.68	$19.97
Income from investment operations:
Net investment income(a)	0.55	0.72	0.51	0.56	0.41
Net gain (loss) on investments (realized and unrealized)	3.35	(12.50)	10.14	0.03	4.61
Total from investment operations	3.90	(11.78)	10.65	0.59	5.02
Less distributions from:
Net investment income	(0.76)	(0.94)	(0.59)	(0.55)	(0.31)
Total distributions to shareholders	(0.76)	(0.94)	(0.59)	(0.55)	(0.31)
Net asset value, end of period	$25.20	$22.06	$34.78	$24.72	$24.68
Market value, end of period	$24.97	$22.04	$34.56	$24.70	$24.31
Total Return(b)
Net asset value	18.05%	-34.14%	43.88%	2.24%	25.24%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$85,687	$94,879	$299,087	$206,421	$236,923
Ratio to average net assets of:
Net investment income	2.27%	2.83%	1.86%	2.23%	1.81%
Total expenses	0.90%	0.87%	0.83%	0.84%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.76%	0.75%
Portfolio turnover rate(c)	27%	28%	31%	29%	31%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 57

FINANCIAL HIGHLIGHTS continued	May 31, 2017

FRN Guggenheim Frontier Markets ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$11.48	$13.23	$16.79	$17.41	$19.08
Income from investment operations:
Net investment income(a)	0.34	0.34	0.23	0.38	0.71
Net gain (loss) on investments (realized and unrealized)	2.41	(1.89)	(3.36)	(0.35)	(1.77)
Total from investment operations	2.75	(1.55)	(3.13)	0.03	(1.06)
Less distributions from:
Net investment income	(0.47)	(0.20)	(0.43)	(0.65)	(0.61)
Total distributions to shareholders	(0.47)	(0.20)	(0.43)	(0.65)	(0.61)
Net asset value, end of period	$13.76	$11.48	$13.23	$16.79	$17.41
Market value, end of period	$13.74	$11.33	$13.33	$16.86	$17.17
Total Return(b)
Net asset value	24.72%	-11.59%	-18.75%	0.24%	-5.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$63,834	$39,481	$62,058	$87,970	$112,098
Ratio to average net assets of:
Net investment income	2.83%	2.96%	1.50%	2.28%	3.66%
Total expenses	1.17%	1.28%	0.77%	0.81%	0.75%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	74%	57%	94%	24%	46%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2017

HGI Guggenheim International Multi-Asset Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$14.75	$17.65	$19.61	$17.26	$15.05
Income from investment operations:
Net investment income(a)	0.53	0.54	0.70	0.65	0.74
Net gain (loss) on investments (realized and unrealized)	2.07	(2.89)	(2.00)	2.41	2.22
Total from investment operations	2.60	(2.35)	(1.30)	3.06	2.96
Less distributions from:
Net investment income	(0.54)	(0.55)	(0.66)	(0.68)	(0.75)
Return of capital	—	—	—	(0.03)	—
Total distributions to shareholders	(0.54)	(0.55)	(0.66)	(0.71)	(0.75)
Net asset value, end of period	$16.81	$14.75	$17.65	$19.61	$17.26
Market value, end of period	$16.79	$14.66	$17.60	$19.74	$17.19
Total Return(b)
Net asset value	18.09%	-13.30%	-6.64%	18.23%	20.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$15,132	$16,229	$26,480	$33,344	$119,116
Ratio to average net assets of:
Net investment income	3.45%	3.56%	3.81%	3.70%	4.45%
Total expenses	1.37%	1.13%	0.97%	0.84%	0.81%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	103%	117%	108%	85%	60%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 59

FINANCIAL HIGHLIGHTS continued	May 31, 2017

CUT Guggenheim MSCI Global Timber Index ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$23.63	$26.28	$25.37	$22.19	$15.71
Income from investment operations:
Net investment income(a)	0.47	0.67	0.61	0.53	0.46
Net gain (loss) on investments (realized and unrealized)	3.99	(2.96)	0.99	3.01	6.27
Total from investment operations	4.46	(2.29)	1.60	3.54	6.73
Less distributions from:
Net investment income	(0.52)	(0.36)	(0.69)	(0.36)	(0.25)
Total distributions to shareholders	(0.52)	(0.36)	(0.69)	(0.36)	(0.25)
Net asset value, end of period	$27.57	$23.63	$26.28	$25.37	$22.19
Market value, end of period	$27.52	$23.59	$26.26	$25.33	$22.10
Total Return(b)
Net asset value	19.09%	-8.72%	6.50%	15.93%	43.01%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$190,203	$163,060	$199,709	$253,668	$223,035
Ratio to average net assets of:
Net investment income	1.85%	2.83%	2.44%	2.18%	2.28%
Total expenses	0.70%	0.75%	0.76%	0.75%	0.76%
Net expenses	0.57%	0.60%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	8%	60%	29%	5%	2%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2017

SEA Guggenheim Shipping ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$12.01	$19.60	$22.68	$17.51	$16.03
Income from investment operations:
Net investment income(a)	0.57	1.02	0.99	0.56	0.45
Net gain (loss) on investments (realized and unrealized)	(0.38)	(7.15)	(3.35)	5.06	1.49
Total from investment operations	0.19	(6.13)	(2.36)	5.62	1.94
Less distributions from:
Net investment income	(0.70)	(1.46)	(0.72)	(0.45)	(0.46)
Total distributions to shareholders	(0.70)	(1.46)	(0.72)	(0.45)	(0.46)
Net asset value, end of period	$11.50	$12.01	$19.60	$22.68	$17.51
Market value, end of period	$11.49	$12.00	$19.55	$22.69	$17.43
Total Return(b)
Net asset value	1.83%	-32.56%	-10.52%	32.57%	12.44%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$103,484	$37,225	$70,577	$117,953	$35,011
Ratio to average net assets of:
Net investment income	4.84%	6.95%	4.82%	2.72%	2.76%
Total expenses	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	24%	34%	27%	18%	42%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS	May 31, 2017

Note 1 – Organization and Significant Accounting Policies

Organization
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have an annual reporting year ended on May 31, 2017:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim MSCI Global Timber ETF
Guggenheim Shipping ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	S&P/TSX Canadian High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index

Guggenheim Funds Investment Advisors, LLC (“GFIA”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GFIA and GFD are affiliated entities.

Note 2 – Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and GFIA (or the “Investment Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GFIA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GFIA, liquidity or other considerations so warrant.

C. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included within the net realized gain (loss) on investments. Foreign taxes payable or deferred as of May 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

G. The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim MSCI Global Timber ETF	Annual
Guggenheim Shipping ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.91% at May 31, 2017.

I. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred.

Note 3 – Fees and Other Transactions with Affiliates
Under the terms of an investment advisory contract, the Funds pay GFIA investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim MSCI Global Timber ETF	0.50%

The Guggenheim Shipping ETF pays GFIA a unitary management fee of 0.65% for the services and facilities it provides. Out of the unitary management fee, GFIA pays substantially all the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, licensing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The limits are listed below:

		Contract
Fund	Limit	End Date
Guggenheim Canadian Energy Income ETF	0.65%	12/31/19
Guggenheim China Real Estate ETF	0.65%	12/31/19
Guggenheim China Small Cap ETF	0.70%	12/31/19
Guggenheim Frontier Markets ETF	0.65%	12/31/19
Guggenheim International Multi-Asset Income ETF	0.65%	12/31/19
Guggenheim MSCI Global Timber ETF	0.55%	12/31/19

For the year ended May 31, 2017, the Investment Adviser waived Advisory Fees as follows:

Fund	Advisory Fees Waived
Guggenheim Canadian Energy Income ETF	$51,384
Guggenheim China Real Estate ETF	95,385
Guggenheim China Small Cap ETF	69,938
Guggenheim Frontier Markets ETF	206,705
Guggenheim International Multi-Asset Income ETF	72,318
Guggenheim MSCI Global Timber ETF	229,118

Amounts owed to each Fund from the Investment Adviser are shown in the Statements of Assets and Liabilities. These receivables are settled on a periodic basis.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Certain officers and trustees of the Trust may also be officers, directors, and/or employees of the Investment Adviser. The trust does not compensate its officers or trustees who are officers, directors, and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Standard & Poor’s
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim MSCI Global Timber ETF	MSCI, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GFIA. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Funds.

MUIS acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing administration, accounting and custody services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

In November 2016, the Bank of New York Mellon Corporation, the Funds’ custodian and accounting agent, identified inconsistencies in the way in which clients were invoiced for certain expenses during a 4-year period dating back to 2012. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds or the Advisor in February 2017. The amounts that were reimbursed to the Funds, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Portfolio Securities Loaned
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The securities on loan are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At May 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the
	Statements of Assets and Liabilities			Securities Lending Collateral
	Value of
	Securities	Collateral	Net	Cash	Non-Cash	Total
Fund	Loaned	Received[a]	Amount	Collateral	Collateral	Collateral
Guggenheim Canadian Energy Income ETF	$7,688,287	$(7,688,287)	$—	$8,165,155	$—	$8,165,155
Guggenheim China Real Estate ETF	2,611,688	(2,611,688)	—	899,363	1,946,438	2,845,801
Guggenheim China Small Cap ETF	14,533,970	(14,533,970)	—	9,351,043	6,466,344	15,817,387
Guggenheim Frontier Markets ETF	247,996	(247,996)	—	253,163	—	253,163
Guggenheim International Multi-Asset Income ETF	2,188,507	(2,188,507)	—	2,249,242	38,770	2,288,012
Guggenheim MSCI Global Timber ETF	3,058,964	(3,058,964)	—	2,033,888	1,333,967	3,367,855
Guggenheim Shipping ETF	28,752,679	(28,752,679)	—	18,041,405	12,340,651	30,382,056

[a]	Actual collateral received by the Funds is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GFIA, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at May 31, 2017:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Daiwa Capital Markets America Inc.	$9,773,159	$9,773,159	Various U.S. Government obligations and	$20,306,338	$9,968,622
0.85%			U.S. Government agency securities
Due 06/01/17
Nomura Securities International, Inc.	9,526,322	9,526,322	Various U.S. Government obligations and	11,692,951	9,716,848
0.82%			U.S. Government agency securities
Due 06/01/17
Citigroup Global Markets, Inc.	9,273,159	9,273,159	Various U.S. Government obligations and	60,822,925	9,458,621
0.81%			U.S. Government agency securities
Due 06/01/17
RBC Dominion Securities, Inc.	4,800,384	4,800,384	Various U.S. Government obligations and	9,282,604	4,896,392
0.80%			U.S. Government agency securities
Due 06/01/17
HSBC Securities (USA), Inc.	4,722,775	4,722,775	Various U.S. Government obligations and	9,113,925	4,817,268
0.79%			U.S. Government agency securities
Due 06/01/17
Royal Bank of Scotland plc	2,897,460	2,897,460	Various U.S. Government obligations and	2,945,521	2,955,428
0.79%			U.S. Government agency securities
Due 06/01/17

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Note 6 – Investments in Securities
For the year ended May 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$6,235,653	$6,090,636
Guggenheim China Real Estate ETF	6,714,662	6,475,121
Guggenheim China Small Cap ETF	24,906,490	25,974,393
Guggenheim Frontier Markets ETF	44,689,844	33,629,032
Guggenheim International Multi-Asset Income ETF	16,121,638	16,137,690
Guggenheim MSCI Global Timber ETF	14,717,140	14,010,530
Guggenheim Shipping ETF	18,114,757	17,638,813

For the year ended May 31, 2017, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$—	$4,423,406
Guggenheim China Real Estate ETF	46,162,742	21,026,219
Guggenheim China Small Cap ETF	—	21,485,607
Guggenheim Frontier Markets ETF	5,226,521	449,578
Guggenheim International Multi-Asset Income ETF	—	3,054,828
Guggenheim MSCI Global Timber ETF	13,084,576	13,436,659
Guggenheim Shipping ETF	79,533,735	10,547,898

Note 7 – Federal Income Taxes
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At May 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

				Net Tax
	Cost of			Unrealized
	Investments	Gross Tax	Gross Tax	Appreciation
	for Tax	Unrealized	Unrealized	(Depreciation )
	Purposes	Appreciation	Depreciation	on Investments
Guggenheim Canadian Energy Income ETF	$38,553,052	$911,539	$(6,835,826)	$(5,924,287)
Guggenheim China Real Estate ETF	42,959,426	4,663,069	(2,876,570)	1,786,499
Guggenheim China Small Cap ETF	111,655,703	10,690,714	(27,787,416)	(17,096,702)
Guggenheim Frontier Markets ETF	57,843,550	8,897,870	(3,062,790)	5,835,080
Guggenheim International Multi-Asset Income ETF	16,576,834	1,539,656	(801,062)	738,594
Guggenheim MSCI Global Timber ETF	158,444,926	36,021,992	(2,757,660)	33,264,332
Guggenheim Shipping ETF	139,133,877	3,822,879	(22,120,088)	(18,297,209)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

The tax components of accumulated earnings/(deficit) as of May 31, 2017, were as follows:

		Net Unrealized	Capital Loss	Other
	Undistributed	Appreciation/	Carryforward &	Temporary
	Ordinary Income	(Depreciation )	Other Losses	Differences
Guggenheim Canadian Energy Income ETF	$221,771	$(5,924,065)	$(96,324,963)	$—
Guggenheim China Real Estate ETF	482,158	1,786,438	(15,103,018)	—
Guggenheim China Small Cap ETF	2,669,638	(17,097,517)	(64,841,408)	—
Guggenheim Frontier Markets ETF	1,120,854	5,785,430	(73,899,028)	—
Guggenheim International Multi-Asset Income ETF	11,618	738,089	(37,280,314)	—
Guggenheim MSCI Global Timber ETF	2,007,980	33,255,572	(46,427,119)	—
Guggenheim Shipping ETF	2,160,982	(18,286,829)	(18,242,236)	(962,837)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, investments in partnerships and trusts, losses deferred due to wash sales, redemption in-kind transactions, foreign currency gains and losses, return of capital, distributions received, and the “mark-to market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2017 for permanent book/tax differences:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
Fund	Income/(Loss )	Gain/(Loss )	Capital
Guggenheim Canadian Energy Income ETF	$26,284	$3,203,726	$(3,230,010)
Guggenheim China Real Estate ETF	31,323	(809,175)	777,852
Guggenheim China Small Cap ETF	90,936	1,730,868	(1,821,804)
Guggenheim Frontier Markets ETF	(139,948)	312,696	(172,748)
Guggenheim International Multi-Asset Income ETF	10,924	2,118,345	(2,129,269)
Guggenheim MSCI Global Timber ETF	(29,996)	1,569,808	(1,539,812)
Guggenheim Shipping ETF	12,579	(51,854)	39,275

Distributions to Shareholders
The tax character of distributions paid during the year ended May 31, 2017, was as follows:

Ordinary Income
Guggenheim Canadian Energy Income ETF	$846,327
Guggenheim China Real Estate ETF	950,372
Guggenheim China Small Cap ETF	3,021,200
Guggenheim Frontier Markets ETF	1,546,958
Guggenheim International Multi-Asset Income ETF	556,170
Guggenheim MSCI Global Timber ETF	3,735,200
Guggenheim Shipping ETF	3,310,900

The tax character of distributions paid during the year ended May 31, 2016, was as follows:

Ordinary Income
Guggenheim Canadian Energy Income ETF	$1,087,513
Guggenheim China Real Estate ETF	834,630
Guggenheim China Small Cap ETF	4,786,860
Guggenheim Frontier Markets ETF	738,556
Guggenheim International Multi-Asset Income ETF	766,760
Guggenheim MSCI Global Timber ETF	2,705,920
Guggenheim Shipping ETF	4,480,010

68 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of May 31, 2017, capital loss carryforwards for the Funds were as follows:

			Unlimited		Total
					Capital Loss
	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Carryforward
Guggenheim Canadian Energy Income ETF	$(12,656,635)	$(713,500)	$(50,360,362)	$(32,594,466)	$(96,324,963)
Guggenheim China Real Estate ETF	(4,375,466)	(6,818,237)	(982,830)	(2,926,485)	(15,103,018)
Guggenheim China Small Cap ETF	(5,907,224)	—	(8,268,296)	(50,665,888)	(64,841,408)
Guggenheim Frontier Markets ETF	(3,686,218)	(364,152)	(10,436,803)	(59,411,855)	(73,899,028)
Guggenheim International Multi-Asset Income ETF	(3,876,528)	(2,491,614)	(19,460,277)	(11,451,895)	(37,280,314)
Guggenheim MSCI Global Timber ETF	(17,944,749)	(1,561,810)	(13,008,404)	(13,912,156)	(46,427,119)
Guggenheim Shipping ETF	—	—	(4,725,435)	(13,516,801)	(18,242,236)

For the year ended May 31, 2017, the following capital loss carryforward amounts expired or were used:

Fund	Expired	Utilized	Total
Guggenheim Canadian Energy Income ETF	$3,622,034	$—	$3,622,034
Guggenheim Frontier Markets ETF	241,589	—	241,589
Guggenheim International Multi-Asset Income ETF	2,191,498	536,388	2,727,886
Guggenheim MSCI Global Timber ETF	3,822,255	1,245,931	5,068,186

Note 8 – Capital
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 9 – Subsequent Events
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2017

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF, and Guggenheim Shipping ETF (seven of the series constituting the Claymore Exchange-Traded Fund Trust 2) (the “Funds”) as of May 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds (seven of the series constituting the Claymore Exchange-Traded Fund Trust 2) at May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
July 31, 2017

70 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2017

Tax Information
In January 2018, shareholders will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

The Guggenheim Canadian Energy Income ETF intends to designate $124,941 of foreign tax withholding on foreign source income of $843,319.

The Guggenheim China Real Estate ETF intends to designate $7,349 of foreign tax withholding on foreign source income of $1,438,457.

The Guggenheim China Small Cap ETF intends to designate $107,430 of foreign tax withholding on foreign source income of $2,244,261.

The Guggenheim Frontier Markets ETF intends to designate $122,725 of foreign tax withholding on foreign source income of $1,644,058.

The Guggenheim International Multi-Asset Income ETF intends to designate $31,117 of foreign tax withholding on foreign source income of $392,173.

The Guggenheim MSCI Global Timber ETF intends to designate $115,066 of foreign tax withholding on foreign source income of $2,056,334.

The Guggenheim Shipping ETF intends to designate $144,658 of foreign tax withholding on foreign source income of $2,076,789.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified	Dividend
Fund	Dividend Income	Received Deduction
Guggenheim Canadian Energy Income ETF	72.02%	0.00%
Guggenheim China Real Estate ETF	6.68%	0.00%
Guggenheim China Small Cap ETF	25.34%	0.00%
Guggenheim Frontier Markets ETF	38.25%	1.13%
Guggenheim International Multi-Asset Income ETF	77.75%	17.74%
Guggenheim MSCI Global Timber ETF	99.75%	35.84%
Guggenheim Shipping ETF	25.55%	1.51%

Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 71

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2	May 31, 2017

Claymore Exchange-Traded Fund Trust 2 (the “Trust”) was organized as a Delaware statutory trust on June 8, 2006, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (collectively, the “Funds” or individually, a “Fund”):

•	Guggenheim Canadian Energy Income ETF (ENY)
•	Guggenheim China All-Cap ETF (YAO)
•	Guggenheim China Real Estate ETF (TAO)
•	Guggenheim China Small Cap ETF (HAO)
•	Guggenheim China Technology ETF (CQQQ)
•	Guggenheim Frontier Markets ETF (FRN)
•	Guggenheim International Multi-Asset Income ETF (HGI)
•	Guggenheim MSCI Global Timber ETF (CUT)
•	Guggenheim Shipping ETF (SEA)
•	Guggenheim Solar ETF (TAN)
•	Guggenheim S&P Global Water Index ETF (CGW)
•	Guggenheim S&P High Income Infrastructure ETF (GHII)
•	Guggenheim Total Return Bond ETF (GTO)
•	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC)

Guggenheim Funds Investment Advisors, LLC (“GFIA”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds, with the exception of Guggenheim Total Return Bond ETF (GTO). Guggenheim Partners Investment Management, LLC (“GPIM” and together with GFIA, the “Advisers” or each, an “Adviser”), also an indirect subsidiary of Guggenheim Partners, serves as investment adviser for GTO. (Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), and subject to the terms of investment advisory agreements between the Trust and each Adviser (together, the “Advisory Agreements”), the Advisers are responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, and (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23-24, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its

72 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (continued)	May 31, 2017

accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to exchange-traded funds (“ETFs”) in particular, and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by the Advisers, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

The Committee also noted the distinctive nature of the Funds as ETFs, each of which (with the exception of GTO, an actively managed ETF) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered Guggenheim’s monitoring of the ETFs’ participation in the securities lending program and the secondary market support services provided by Guggenheim to the Funds, including Guggenheim’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and each Adviser’s ability to carry out its responsibilities under the Advisory Agreements, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreements, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Advisers perform their duties obtained through Board meetings, discussions, and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the applicable Advisory Agreement with respect to the Funds.

Investment Performance: Index/Non-Actively Managed ETFs: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds (excluding GTO, the actively managed ETF) in absolute terms was not of the relevance that normally attaches to the performance of actively managed funds. Of greater relevance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year and since inception periods as of December 31, 2016, as applicable.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 73

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (continued)	May 31, 2017

In this regard, the Committee noted Guggenheim’s statement that it monitors tracking error regularly for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing related issues, regulatory restrictions and currency conversion sources. In the course of its review of tracking error data, the Committee considered management’s views and explanation of tracking error and tracking error trends for the Funds.

The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser’s oversight of the applicable index. In this connection, the Committee noted Guggenheim’s statement that although such performance is typically outside of the Adviser’s control given a Fund’s objective to track the index, management monitors investment performance to ensure the Fund continues to provide clients with consistent exposures and that the Fund remains competitive relative to other similar ETFs.

In further considering the tracking error data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observation:

Guggenheim Frontier Markets ETF (FRN): The Fund exhibited tracking error of 2.78%, 2.12% and 2.48% for the one-year, three-year and five-year periods ended December 31, 2016, respectively. The Committee noted Guggenheim’s explanation that frontier markets are often less liquid and can often be difficult to access and track. In this regard, the Committee considered that Guggenheim has historically been unable to secure local access in Vietnam, which has contributed a significant portion of the Fund’s tracking error. The Committee noted, however, that Guggenheim successfully secured local access in Vietnam in 2016. Additionally, Guggenheim stated that the Fund has accrued for certain country tax withholdings which also impaired the Fund’s ability to efficiently track its index. The Committee took into account Guggenheim’s conclusion that, given the aforementioned factors impacting tracking error, it considers the level of tracking error to be reasonable.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Guggenheim Total Return Bond ETF (GTO): For the actively managed ETF, the Committee reviewed information comparing the Fund’s total return for the since-inception and three-month periods ended December 31, 2016, compared to the performance of a peer group of funds identified by FUSE. The Committee noted that the peer group consists of 4 other actively managed intermediate term bond funds, and that a larger universe of similar funds was not identified. The Committee observed that the Fund’s returns for both the since-inception and three-month periods ended December 31, 2016 outperformed the peer group median, ranking in first quartile (25th and 1st percentiles, respectively). The Committee determined that the Fund’s performance was acceptable and that the portfolio managers should have an opportunity to implement the Fund’s investment strategies over a full market cycle.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group.

The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds’ 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund’s investment objective and the uniqueness of the Fund’s underlying index.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Guggenheim Canadian Energy Income ETF (ENY): The Fund’s contractual advisory fee ranks in the third quartile (60th percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (80th percentile) of its peer group. In considering the foregoing rankings, the Committee took into account the peer group data, including the small number of peer group constituent funds, the wide dispersion in the relative size of the constituents in the peer group and the fund complexes

74 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (continued)	May 31, 2017

represented in the peer group (with four of the five peer funds being products of two large fund complexes).

Guggenheim China All-Cap ETF (YAO): The Fund is subject to a unitary fee which ranks in the third quartile (73rd percentile) of its peer group with respect to contractual advisory fee rankings and second quartile (36th percentile) as to its total net expense ratio.

Guggenheim China Real Estate ETF (TAO): The Fund’s contractual advisory fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the second quartile (36th percentile) of its peer group.

Guggenheim China Small Cap ETF (HAO): The Fund’s contractual advisory fee ranks in the first quartile (1st percentile) of its peer group and its total net expense ratio is in line with the peer group median (50th percentile).

Guggenheim China Technology ETF (CQQQ): Although the Fund’s unitary fee ranks in the fourth quartile (100th percentile) relative to the peer group contractual advisory fee, the unitary fee is equal to the peer group median total net expense ratio. In considering the foregoing rankings, the Committee took into account that the Fund’s peer group contains only two other China technology funds identified by FUSE.

Guggenheim Frontier Markets ETF (FRN): The Fund’s contractual advisory fee ranks in the second quartile (33rd percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (67th percentile) of its peer group.

Guggenheim International Multi-Asset Income ETF (HGI): The Fund’s contractual advisory fee equals its peer group median and its total net expense ratio is in the third quartile (75th percentile) of its peer group. The Committee considered Guggenheim’s statement that the Fund is unique in that it follows a multi-asset strategy with a broader investment mandate than its peer group, which is equity dividend-income focused.

Guggenheim MSCI Global Timber ETF (CUT): The contractual advisory fee and total net expense ratio are in the fourth quartile (100th percentile as to each) of its peer group. In considering the foregoing rankings, the Committee took into account that the Fund’s peer group contains only one other fund. The Committee also the Fund changed its name, index and index provider in 2016 to provide more direct real asset exposure and improve both brand recognition and performance of the offering.

Guggenheim S&P Global Water Index ETF (CGW): The Fund’s contractual advisory fee ranks in the second quartile (33rd percentile) of its peer group and its total net expense ratio ranks in the third quartile (67th percentile). In considering the foregoing rankings, the Committee took into account the peer group data, including the small number of peer group constituent funds and the fund complexes represented in the peer group (with two of the three peer funds being products of the same large fund complex).

Guggenheim S&P High Income Infrastructure ETF (GHII): The Fund is subject to a unitary fee which ranks in the first quartile (20th percentile) with respect to both its contractual advisory fee and total net expense ratio rankings.

Guggenheim Shipping ETF (SEA): The Fund is subject to a unitary fee which ranks in the fourth quartile (88th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (75th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund provides unique exposure to shipping companies, while its peer group consists of competitors that are more broadly focused on transportation or industrials. As a result, the Adviser believes that the Fund is unique relative to its peers and is priced accordingly.

Guggenheim Solar ETF (TAN): The Fund’s contractual advisory fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. In considering the foregoing rankings, the Committee took into account that the Fund’s peer group consists of only one other fund.

Guggenheim Total Return Bond ETF (GTO): The Fund’s contractual advisory fee ranks in the first quartile (25th percentile) of its peer group and its total net expense ratio is equal to the peer group median.

Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC): The Fund is subject to a unitary fee that ranks in the third quartile (67th percentile) as to both its peer group contractual advisory fee and total net expense ratio rankings. In considering the foregoing rankings, the Committee took into account the wide dispersion in the relative size of the constituents in the peer group and the fund complexes represented in the peer group. The Committee also considered that the Fund recently launched, with an inception date of May 10, 2016.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds and ETFs as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 75

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (continued)	May 31, 2017

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Funds, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments, and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration services. The Committee also noted Guggenheim’s statement that the contractual arrangement between Accretive Asset Management LLC (“Accretive”), the index provider to Guggenheim U.S. Large Cap Optimized Volatility ETF (which is subject to a unitary fee) and certain other ETFs sponsored by Guggenheim, may be deemed to be a “fall-out benefit.” In this connection, the Committee noted the total amount paid to Accretive during the calendar year 2016, as well as Guggenheim’s representation that the fees paid to Accretive are competitive. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted Guggenheim’s statement that it believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee was of the view that economies of scale were being shared appropriately with the Funds by virtue of the level at which the advisory fee was set at each Fund’s inception that subsumed economies of scale in the fee itself.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Advisory Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each of the Advisory Agreements for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

76 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)	May 31, 2017

Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling 800.820.0888.

The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held with	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	98	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	95	Current: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	95	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	95	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003-April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	100	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	95	Current: Robert J. Doe Institute of Politics (2016-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA
Alumni Philanthropy Committee (2009-present); Fort Hays State University (1999-present).

					Former: Topeka Community Foundation (2009-2014).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	97	Former: Bennett Group of Funds (2011-2013).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	May 31, 2017

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held with	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230	Current: Clear Spring Life
Insurance Company
(2015-present);
Guggenheim Partners Japan, Ltd.
(2014-present); Guggenheim
Partners Investment Management
Holdings, LLC (2014-present);
Delaware Life (2013-present);
Guggenheim Life and Annuity
Company (2011-present);
Paragon Life Insurance
Company of Indiana
(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Adviser and/or the parent of the Investment Adviser.

78 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	May 31, 2017

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing
Director, Guggenheim Investments (2012-present). AML Officer, certain funds in the Fund Complex
(2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp (1960)	Assistant Treasurer	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investments, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management
(2007-2009).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street
(2009-2011).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	May 31, 2017

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers: continued:
Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

80 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

TRUST INFORMATION	May 31, 2017

	Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Donald A. Chubb, Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman	Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
		and Treasurer	Guggenheim Funds Investment Advisors, LLC Chicago, IL Distributor Guggenheim Funds Distributors, LLC Chicago, IL Administrator MUFG Investor Services (US), LLC Rockville, MD	Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Tysons, VA
*

Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 81

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)	May 31, 2017

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You
When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information
As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information
We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

82 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $260 billion in assets under supervision as of March 31, 2017. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of each Fund’s portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Messrs. Byrum and King have managed the Funds’ portfolios since December 2013. Ms. Gao has managed the Funds’ portfolios since January 2014.

Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Funds and reviews the activities of the portfolio managers of the Funds. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst, ETF Portfolio Management of Guggenheim Investments, and joined Guggenheim Investments in December 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 14 separate exchange-traded “index funds” as of May 31, 2017. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
 227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-AR-0517

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.

(f)  (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
   (2) Not applicable.
   (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $77,482 and $52,387 for the fiscal years ending May 31, 2017, and May 31, 2016, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending May 31, 2017, and May 31, 2016, respectively.
Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $78,185 and $61,622 for the fiscal years ending May 31, 2017, and May 31, 2016, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2017, and May 31, 2016, respectively.
Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than "prohibited non-audit services," to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, "Identified Services"):
Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters

•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services

•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management's identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund's utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser's internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
(b)	The Committee has pre-approved those Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer ("CAO") of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust's CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAOof the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

Section V.B.3:  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.
(b)
For non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $145,758 and $61,622 for the fiscal years ending May 31, 2017, and May 31, 2016, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(b)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Claymore Exchange-Traded Fund Trust 2
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 9, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 9, 2017
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   August 9, 2017